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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
THERMADYNE HOLDINGS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 29, 2004

DEAR STOCKHOLDERS:

        Our Annual Meeting of Stockholders will be held at our offices at 16052 Swingley Ridge Road, Suite 300, St. Louis, Missouri 63017, at 1:00 P.M., central daylight savings time, on Monday, May 3, 2004. Annual meetings play an important role in maintaining communications and understanding among our management, board of directors and stockholders, and I hope that you will be able to join us.

        On the pages following this letter you will find the Notice of 2004 Annual Meeting of Stockholders, which lists the matters to be considered at the meeting, and the proxy statement, which describes the matters listed in the notice. We have also enclosed our 2003 Annual Report on Form 10-K.

        If you are a stockholder of record, we have enclosed your proxy card, which allows you to vote on the matters considered at the meeting. Simply mark, sign and date your proxy card, and then mail the completed proxy card in the enclosed postage-paid envelope. You may attend the meeting and vote in person even if you have sent in a proxy card.

        If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted.

Sincerely,
Paul D. Melnuk President and Chief Executive Officer

THE ABILITY TO HAVE YOUR VOTE COUNTED AT THE MEETING IS AN IMPORTANT
STOCKHOLDER RIGHT, AND I HOPE YOU WILL CAST YOUR VOTE IN PERSON
OR BY PROXY REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.

THERMADYNE HOLDINGS CORPORATION
16052 SWINGLEY RIDGE ROAD, SUITE 300
ST. LOUIS, MISSOURI 63017

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

Time and Date	1:00 P.M., central daylight savings time, on Monday, May 3, 2004
Place	16052 Swingley Ridge Road, Suite 300 St. Louis, Missouri 63017
Items of Business	At the meeting, we will ask you and our other stockholders to:
	(1)	elect a board of directors;
	(2)	adopt our 2004 Non-Employee Directors' Stock Option Plan;
	(3)	ratify the adoption of our 2004 Stock Incentive Plan;
	(4)	ratify the adoption of our Non-Employee Directors' Deferred Stock Compensation Plan;
	(5)	ratify the appointment of Ernst & Young LLP as our independent auditor for the year 2004; and
	(6)	transact any other business properly presented at the meeting.
Record Date	You may vote if you were a stockholder of record at the close of business on March 12, 2004.
Proxy Voting
It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting, please mark, sign, date and promptly mail your proxy card in the enclosed postage-paid envelope. You may revoke your proxy at any time before its exercise at the meeting.
By order of the board of directors,
Patricia S. Williams Vice President, General Counsel and Corporate Secretary
St. Louis, Missouri March 29, 2004

PROXY STATEMENT
FOR THE
THERMADYNE HOLDINGS CORPORATION
2004 ANNUAL MEETING OF STOCKHOLDERS
TABLE OF CONTENTS

INFORMATION ABOUT THE MEETING	1
THIS PROXY STATEMENT	1
WHO MAY VOTE	1
HOW TO VOTE	1
QUORUM REQUIRED TO TRANSACT BUSINESS	2
DISCUSSION OF PROPOSALS	2
PROPOSAL ONE: ELECTION OF DIRECTORS	2
PROPOSAL TWO: ADOPTION OF 2004 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN	4
PROPOSAL 3: RATIFICATION OF ADOPTION OF 2004 STOCK INCENTIVE PLAN	6
PROPOSAL 4: RATIFICATION OF ADOPTION OF OUR NON-EMPLOYEE DIRECTORS' DEFERRED STOCK COMPENSATION PLAN	10
PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR	12
OTHER MATTERS	12
SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS	12
INFORMATION ABOUT EXECUTIVE OFFICERS	14
INFORMATION ABOUT CORPORATE GOVERNANCE	16
GENERAL	16
BOARD AND COMMITTEE MEETINGS	16
DIRECTOR NOMINATIONS	17
COMMUNICATIONS WITH THE BOARD OF DIRECTORS	18
COMPENSATION OF DIRECTORS	18
EQUITY COMPENSATION PLAN INFORMATION	19
AUDIT COMMITTEE REPORT	19
INDEPENDENT AUDITOR FEES AND OTHER MATTERS	20
CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTION	21
CODE OF ETHICS	21
INFORMATION ABOUT EXECUTIVE COMPENSATION	22
SUMMARY COMPENSATION	22
EMPLOYMENT AGREEMENTS	23
COMPENSATION COMMITTEE REPORT	24
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	26
OTHER MATTERS	27
INFORMATION ABOUT STOCK OWNERSHIP	27
PERFORMANCE GRAPH	28
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMMITTEE	28
HOUSEHOLDING	29
APPENDICES
A. 2004 Non-Employee Directors Stock Option Plan	A-1
B. 2004 Stock Incentive Plan	B-1
C. Non-Employee Directors' Deferred Stock Compensation Plan	C-1
D. Audit Committee Charter	D-1
E. Nominating and Corporate Governance Committee Charter	E-1

INFORMATION ABOUT THE MEETING

THIS PROXY STATEMENT

        We have sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at our 2004 Annual Meeting of Stockholders or any adjournment or postponement of the meeting. The meeting will be held at 1:00 P.M., central daylight savings time, on Monday, May 3, 2004, at our offices at 16052 Swingley Ridge Road, Suite 300, St. Louis, Missouri 63017.

        —THIS PROXY STATEMENT summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote.

        —THE PROXY CARD is the means by which you actually authorize another person to vote your shares in accordance with the instructions.

        Our directors, officers and employees may solicit proxies in person or by telephone, mail, electronic mail, facsimile or telegram. We will pay the expenses of soliciting proxies, although we will not pay additional compensation to these individuals for soliciting proxies. We will request banks, brokers and other nominees holding shares for a beneficial owner to forward copies of the proxy materials to those beneficial owners and to request instructions for voting those shares. We will reimburse these banks, brokers and other nominees for their related reasonable expenses.

        In addition, we have hired The Altman Group to assist us in soliciting proxies, if necessary. The Altman Group may solicit proxies by telephone or in person. We anticipate paying The Altman Group a fee of $5,500, plus expenses, for providing such services.

        We are mailing this proxy statement and the enclosed proxy card to stockholders for the first time on or about March 29, 2004. In this mailing, we are including copies of our 2003 Annual Report on Form 10-K.

WHO MAY VOTE

        Holders of record of our common stock at the close of business on March 12, 2004 are entitled to one vote per share on each matter properly brought before the meeting. The proxy card states the number of shares you are entitled to vote.

        A list of stockholders entitled to vote will be available at the meeting. In addition, a list of such stockholders will be available during regular business hours at our offices located at 16052 Swingley Ridge Road, Suite 300, St. Louis, Missouri, for the ten days before the meeting for inspection by any stockholder for any purpose germane to the meeting.

HOW TO VOTE

        You may vote your shares at the meeting in person or by proxy:

          —TO VOTE IN PERSON, you must attend the meeting, and then complete and submit the ballot provided at the meeting.

          —TO VOTE BY PROXY, you must mark, sign and date the enclosed proxy card and then mail the proxy card in the enclosed postage-paid envelope. Your proxy will be valid only if you complete and return the proxy card before the meeting. By completing and returning the proxy card, you will direct the designated persons to vote your shares at the meeting in the manner you specify in the proxy card. If you complete the proxy card with the exception of the voting instructions, then the designated persons will vote your shares for the election of the nominated directors, for the adoption of the 2004 Non-Employee Directors Stock Option Plan, for the ratification of the 2004 Stock Incentive Plan, for the ratification of the Non-Employee Directors' Deferred Stock Compensation Plan and for the ratification of Ernst & Young LLP as our independent auditor. If any other business properly comes before the meeting, the designated persons will have the discretion to vote your shares as they deem appropriate.

        Even if you complete and return a proxy card, you may revoke it at any time before it is exercised by taking one of the following actions:

          —send written notice to Patricia S. Williams, our Corporate Secretary, at our address as set forth in the notice appearing before this proxy statement;

          —send us another signed proxy with a later date; or

          —attend the meeting, notify our Corporate Secretary that you are present, and then vote by ballot.

        If your shares are held in the name of a bank, broker or other nominee holder, you will receive instructions from the holder of record explaining how your shares may be voted. Please note that, in such an event, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

QUORUM REQUIRED TO TRANSACT BUSINESS

        At the close of business on March 12, 2004, 13,300,000 shares of our common stock were outstanding. Our by-laws require that a majority of the shares of our common stock outstanding on that date be represented, in person or by proxy, at the meeting in order to constitute the quorum we need to transact business. We will count abstentions and broker non-votes in determining whether a quorum exists. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

DISCUSSION OF PROPOSALS

PROPOSAL ONE: ELECTION OF DIRECTORS

        Our by-laws provide that the board of directors shall consist of not less than three nor more than nine directors. Until the meeting, the number of directors is fixed at seven. Karl Wyss, who currently is a director, will not stand for reelection at the meeting, and the board has not nominated a replacement director. As a result, there will be six directors after the meeting. Unless you request on your proxy card that voting of your proxy be withheld, proxies will be voted for the election of the board of directors comprised of the individuals named below.

        The board has nominated Paul D. Melnuk, Andrew L. Berger, James B. Gamache, Marnie S. Gordon, John G. Johnson, Jr., and Bradley G. Pattelli for re-election. THE BOARD BELIEVES THE ELECTION OF THESE NOMINEES IS IN OUR BEST INTEREST AND THE BEST INTEREST OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES. Brief biographies of the nominees, as of March 12, 2004, follow. You will find information about their stock holdings on page 26.

Paul D. Melnuk	Mr. Melnuk has been a member of our board of directors since May 2003, was elected chairman of the board in October 2003, and was appointed president and chief executive officer on January 28, 2004. Mr. Melnuk is a director and chairman of the audit committee at Petro-Canada, a multinational integrated oil and gas company headquartered in Calgary, Alberta, and a director of several private companies. Mr. Melnuk has been a managing partner of FTL Capital Partners, LLC, a private equity firm, since 2001. Previously, Mr. Melnuk served as president and chief executive officer of the predecessor to The Premcor Refining Group Inc., an oil refining company, Barrick Gold Corporation, a gold mining company, and Bracknell Corporation, a contracting company. Mr. Melnuk is 49 years old.

Andrew L. Berger
Mr. Berger has been a member of our board of directors since May 2003. He is chairman of our board's nominating and corporate governance committee and a member of the compensation committee. Since 2003, he has been a senior managing director of C.E. Unterberg, Towbin, where he is responsible for the investment banking, asset management and private client businesses. From 1998 until 2002, he was a member of executive management of Union Bancaire Privee in Geneva, Switzerland and was responsible for coordinating asset management activities and for corporate development. Prior thereto, he held positions in financial services businesses in New York and London, and practiced law in New York and Paris. Mr. Berger is 57 years old.
James B. Gamache
Mr. Gamache has been a member of our board of directors since May 2003. He serves on our board's audit committee, nominating and corporate governance committee and compensation committee. Mr. Gamache was the vice president of sales, western division of Roadway Express, Inc. from February 1993 to December 2001. Thereafter, he took a special assignment as a director of Roadway Air until September 2003. He is currently vice president of special services for Roadway Express, Inc. Mr. Pattelli, a member of our board of directors, is Mr. Gamache's nephew. Mr. Gamache is 49 years old.
Marnie S. Gordon
Ms. Gordon has been a member of our board of directors since May 2003. She chairs our board's audit committee and serves on our board's nominating and corporate governance committee. Ms. Gordon was a director at Angelo, Gordon & Co., L.P. from 1998 until 2001. Prior to that, Ms. Gordon was a vice president at Goldman, Sachs & Co, a position she held from 1993 until 1998. Ms. Gordon is a nominee to serve as a director on the board of Telewest Global, Inc. currently being reorganized in London, England and expecting to emerge from reorganization in the first half of 2004. Ms. Gordon, a Chartered Financial Analyst, is 38 years old.
John G. Johnson, Jr.
Mr. Johnson has been a member of our board of directors since May 2003. He is our lead director, chairman of our board's compensation committee and serves on our board's audit committee. Mr. Johnson was the president and chief executive officer of Foamex International, Inc. from April 1999 to January 2001 and the president and chief executive officer of Safety-Kleen Corp. from January 1993 to August 1997. Mr. Johnson is a member of the board of directors of GenTek Inc. Mr. Johnson is 63 years old.
Bradley G. Pattelli
Mr. Pattelli has been a member of our board of directors since May 2003. Since 1998, Mr. Pattelli has been employed by Angelo, Gordon & Co., L.P. as an investment analyst, where he focuses on the leveraged loan and distressed securities markets. Previously, he served as a portfolio manager and analyst at di Silvestri Asset Management LLC. Mr. Pattelli is a Chartered Financial Analyst and a member of the board of directors of Dade Behring Holdings Inc. Mr. Gamache is Mr. Pattelli's uncle. Mr. Pattelli is 37 years old.

        The board of directors has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. In the event any director named above becomes unable or unwilling to serve, the proxies in the form solicited will be voted for an alternative or alternatives designated by the present board of directors. As an alternative, the board of directors may reduce the number of directors to be elected at the meeting.

        The nominees receiving the greatest number of votes cast will be elected as directors. We will not count abstentions when we tabulate votes cast for the director election. Brokers have discretionary voting power with respect to director elections.

PROPOSAL TWO: ADOPTION OF 2004 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

        On March 8, 2004, our board of directors adopted, subject to stockholder approval, the 2004 Non-Employee Directors Stock Option Plan, referred to below as the 2004 Directors Plan. Up to 200,000 shares of our common stock, subject to adjustment in the event of stock splits and other similar events, may be issued pursuant to awards granted under the 2004 Directors Plan.

        As part of our plan of reorganization, all of our stock option plans and all options issued thereunder were cancelled in May 2003 upon our emergence from Chapter 11 bankruptcy. Accordingly, as of March 12, 2004, we did not have any shares of common stock available for grant to directors under any stockholder approved stock option plans.

        Our board believes that it is in our best interests and the best interests of our stockholders to adopt a plan, approved by our stockholders, which will allow us to provide equity compensation to our directors. The 2004 Directors Plan will enable us to attract and retain qualified persons to serve as directors, to enhance the equity interest of directors in Thermadyne, and thereby to solidify the directors' common interest with the stockholders in enhancing our value and growth. ACCORDINGLY, THE BOARD BELIEVES ADOPTION OF THE 2004 DIRECTORS PLAN IS IN OUR BEST INTERESTS AND THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2004 DIRECTORS PLAN. If the 2004 Directors Plan is not adopted at the meeting, the board will reconsider the alternatives available to help attract and retain our non-employee directors.

        The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting is required for the adoption of the 2004 Directors Plan. Broker non-votes will not be counted as votes in favor of the 2004 Directors Plan. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the 2004 Directors Plan.

        The plan contains a number of provisions that our board believes are consistent with the interests of stockholders and sound corporate governance practices. These include:

  •
  Limitation on Shares Issued for Awards. Only 200,000 shares may be issued under the 2004 Directors Plan.

  •
  Independent Committee. The 2004 Directors Plan will be governed by the compensation committee, which is a committee comprised of independent directors.

  •
  No Discount Stock Options. Stock options may not be granted or awarded with an exercise price of less than the fair market value of our common stock on the date of the grant or award.

Description of the 2004 Directors Plan

        The following is a brief summary of the 2004 Directors Plan, a copy of which is attached as Appendix A to this proxy statement. The following summary is qualified in its entirety by reference to the 2004 Directors Plan.

Types of Awards

        The 2004 Directors Plan provides for the grant of non-statutory stock options to non-employee directors. Optionees receive the right to purchase a specified number of shares of our common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. The 2004 Directors Plan permits the following forms of payment of the exercise price of options: (a) payment by cash or check, (b) with the consent of the compensation committee, payment by promissory note; (c) with the consent of the compensation committee, payment by any other lawful means; or (d) payment by a combination of any of these methods.

Eligibility to Receive Awards

        Only our non-employee directors are eligible to participate in the 2004 Directors Plan. As of March 12, 2004, six non-employee directors were on our board.

Administration

        The compensation committee of our board of directors will administer the 2004 Directors Plan. The committee will have the authority to interpret and administer the 2004 Directors Plan, make rules and regulations relating to the administration of the 2004 Directors Plan, and make any other determinations that it deems necessary to administer the 2004 Directors Plan.

        Subject to any applicable limitations contained in the 2004 Directors Plan, the committee will select the recipients of awards and determine (a) the number of shares of our common stock covered by options and the dates upon which such options become exercisable, (b) the exercise price of options, (c) the duration of options and (d) any other terms and conditions of such options.

        The committee is required to make appropriate adjustments in connection with the 2004 Directors Plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization.

        If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of our common stock covered by such award will again be available for grant under the 2004 Directors Plan.

Amendment or Termination

        No award may be made under the 2004 Directors Plan after March 7, 2014, but the exercise date of awards previously granted may extend beyond that date. The board of directors may at any time amend, suspend or terminate the 2004 Directors Plan.

        If stockholders do not approve the adoption of the 2004 Directors Plan, the 2004 Directors Plan will not go into effect, and we will not grant any awards under the 2004 Directors Plan. In such event, the board will consider whether to adopt alternative arrangements based on its assessment of our needs.

Restriction on Transfer

        Awards granted under the 2004 Directors Plan are generally non-transferable, except by will or the laws of descent and distribution. Participants may be permitted to transfer awards to members of their immediate family or to their current employer.

Change of Control

        The 2004 Directors Plan provides that all outstanding stock options shall vest and become fully exercisable upon a change of control of Thermadyne.

U.S. Federal Income Tax Consequences

        The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2004 Directors Plan and with respect to the sale of common stock acquired under the 2004 Directors Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Non-Statutory Stock Options (NSOs)

        A participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the common stock acquired through the exercise of the option, referred to below as NSOs, on the exercise date over the exercise price.

        With respect to any NSOs, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSOs, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSOs and the participant's tax basis in the NSOs. This capital gain or loss will be a long-term gain or loss if the participant has held the NSOs for more than one year before the date of the sale. We receive an income tax deduction in an amount equal to the ordinary income that the participant recognizes upon the exercise of the stock option.

PROPOSAL 3: RATIFICATION OF ADOPTION OF 2004 STOCK INCENTIVE PLAN

        As part of our plan of reorganization, all of our stock option plans and all options issued thereunder were cancelled upon our emergence from bankruptcy in May 2003. In addition, as part of our plan of reorganization, the U.S. Bankruptcy Court approved our 2004 Stock Incentive Plan, referred to below as the 2004 Plan.

        On March 8, 2004, our board of directors ratified the bankruptcy court's adoption of the 2004 Plan, subject to ratification by our stockholders. Up to 1,477,778 shares of our common stock, subject to adjustment in the event of stock splits, stock dividends, recapitalizations, spin-offs and other similar events, may be issued pursuant to awards granted under the 2004 Plan.

        Our board believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key employees. ACCORDINGLY, THE BOARD BELIEVES RATIFICATION OF THE ADOPTION OF THE 2004 PLAN IS IN OUR BEST INTERESTS AND THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" RATIFICATION OF THE ADOPTION OF THE 2004 PLAN. Ratification by stockholders of the adoption of the 2004 Plan is intended to permit the performance-based awards discussed below to qualify for deductibility under Section 162(m) of the Internal Revenue Code.

        The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting is required for ratification of the 2004 Plan. Broker non-votes will not be counted as votes in favor of the 2004 Plan. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the 2004 Plan.

Description of the 2004 Plan

        The following is a brief summary of the 2004 Plan, a copy of which is attached as Appendix B to this proxy statement. The following summary is qualified in its entirety by reference to the 2004 Plan.

Types of Awards

        The 2004 Plan provides for the grant of (a) incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, (b) non-statutory stock options, (c) stock appreciation rights ("SARs"), (d) restricted stock, (e) stock units and (f) performance awards, collectively referred to herein as awards.

Stock Options

        The compensation committee is authorized to grant stock options to participants. The stock options may be either nonqualified stock options or incentive stock options. The exercise price of any stock option must be equal to or greater than the fair market value of a share on the date the stock option is granted. The term of a stock option cannot exceed ten (10) years (except that options may be exercised for up to one (1) year following the death of a participant even if that one (1) year extends beyond the ten (10) year term).

        Subject to the terms of the 2004 Plan, the option's terms and conditions, which include but are not limited to, exercise price, vesting, treatment of the award upon termination of employment, and expiration of the option, would be determined by the compensation committee.

        The 2004 Plan permits the following forms of payment of the exercise price of options: (a) payment by cash or check, (b) payment by delivery of shares of our common stock if held for more than six months; or (c) payment by any other lawful means as may be prescribed by the compensation committee.

SARs

        The compensation committee may in its discretion, either alone or in connection with the grant of an option, grant a SAR to a participant. The terms and conditions of the award would be set forth in an award agreement. SARs may be exercised at such times and be subject to such other terms, conditions, and provisions as the compensation committee may impose.

        A SAR would entitle the participant to surrender any then exercisable portion of the SAR and, if applicable, the related option. In exchange, the participant would receive an amount equal to the product of (i) the excess of the fair market value of a share of our common stock on the date the right is exercised over the fair market value of a share of our common stock on the date the SAR was issued, or, if the SAR is related to an option, the per-share exercise price of the option, and (ii) the number of shares of common stock subject to the SAR. Subject to the discretion of the compensation committee, payment of a SAR may be made (i) in cash; (ii) in shares of our common stock; or (iii) in a combination of both (i) and (ii).

Restricted Stock

        The compensation committee may grant awards of restricted stock. Unless the compensation committee determines otherwise, restricted stock may not be sold, transferred, pledged, or otherwise transferred until the time, or until the satisfaction of such other terms, conditions, and provisions, as the compensation committee may determine. When the period of restriction on restricted stock terminates, the unrestricted shares of our common stock would be delivered. Unless the compensation committee otherwise determines at the time of grant, restricted stock carries with it full voting rights and other rights as a stockholder, including rights to receive dividends and other distributions.

Stock Units

        Each stock unit would represent the right of the participant to receive a payment upon vesting of the stock unit or on any later date specified by the compensation committee. The payment would equal the fair market value of a share of our common stock as of the date the stock unit was granted, the vesting date, or such other date as determined by the compensation committee at the time the stock unit was granted. The compensation committee may provide for a payment in respect of stock unit awards: (i) in cash; (ii) in shares of our common stock having a fair market value equal to the payment to which the participant has become entitled; or (iii) a combination of (i) and (ii). The compensation committee may provide that a participant granted a stock unit shall be entitled to receive the amount of any dividend paid on the shares of common stock underlying stock units.

Performance Awards

        The compensation committee may grant awards of performance-based restricted stock and performance stock units. The terms and conditions of such award would be set forth in an award agreement. Such awards would be earned only if performance goals established for performance periods are met.

        Performance-based restricted stock and performance stock units under the 2004 Plan may be made subject to the attainment of performance goals based on one or more of the following business criteria: (i) net earnings; (ii) earnings per share; (iii) net sales growth; (iv) market share; (v) operating profit; (vi) earnings before interest and taxes ("EBIT"); (vii) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (viii) gross margin; (iv) expense targets; (x) working capital targets relating to inventory and/or accounts receivable; (xi) operating margin; (xii) return on equity; (xiii) return on assets; (xiv) planning accuracy (as measured by comparing planned results to actual results); (xv) market price per share; (xvi) total return to stockholders; or (xvii) a combination of any of the foregoing.

        No performance-based awards shall be payable to any participant until the compensation committee certifies in writing that the objective performance goals have been satisfied.

Eligibility to Receive Awards

        Our officers and key executive, managerial or professional employees are eligible to be granted awards under the 2004 Plan. As of March 12, 2004, approximately 169 persons were eligible to receive awards under the 2004 Plan, including our 10 executive officers.

Administration

        The compensation committee of our board of directors will administer the 2004 Plan. The compensation committee will have the authority to interpret and administer the 2004 Plan, make rules and regulations relating to the administration of the 2004 Plan, and make any determinations that it deems necessary to administer the 2004 Plan.

        Subject to any applicable limitations contained in the 2004 Plan, the compensation committee will select the recipients of awards and determine (a) the number of shares of our common stock covered by options and the dates upon which such options become exercisable, (b) the exercise price of options, (c) the duration of options and (d) the number of shares of our common stock subject to any stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

        The compensation committee is required to make appropriate adjustments in connection with the 2004 Plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization.

        If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of our common stock covered by such award will again be available for grant under the 2004 Plan.

Amendment or Termination

        No award may be made under the 2004 Plan after March 7, 2014, but the exercise date of awards previously granted may extend beyond that date. The board of directors may at any time amend, suspend or terminate the 2004 Plan, except that no award designated as subject to Section 162(m) of the Internal Revenue Code by the board after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such award) unless and until such amendment shall have been approved by our stockholders.

        If stockholders do not ratify the adoption of the 2004 Plan, the board will consider whether the 2004 Plan should go into effect without stockholder ratification or it will consider other alternative arrangements based on its assessment of our needs.

Change of Control

        The 2004 Plan provides that all outstanding stock options, stock appreciation rights and stock units shall vest and become exercisable and any restrictions on restricted stock awards or stock units shall lapse upon a change in control of Thermadyne.

U.S. Federal Income Tax Consequences

        The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2004 Plan and with respect to the sale of common stock acquired under the 2004 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options (ISOs)

        A participant does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of ISO shares, the participant recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at the long-term capital gains rate if the participant has not disposed of the stock within two (2) years after the date of the grant of the ISO and has held the shares for at least one (1) year after the date of exercise, and we are not entitled to a federal income tax deduction. The holding period requirements are waived when a participant dies.

        The exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

        If a participant sells ISO shares before having held them for at least one (1) year after the date of exercise and two (2) years after the date of grant, the participant recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the participant has held the ISO shares prior to disposition. In the year of disposition, we receive a federal income tax deduction in an amount equal to the ordinary income that the participant recognizes as a result of the disposition.

Non-Statutory Stock Options (NSOs)

        A participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the common stock acquired through the exercise of the option on the exercise date over the exercise price.

        With respect to any NSOs, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSOs, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSOs and the participant's tax basis in the NSOs. This capital gain or loss will be a long-term gain or loss if the participant has held the NSOs for more than one year before the date of the sale. We receive an income tax deduction in an amount equal to the ordinary income that the participant recognizes upon the exercise of the stock option.

Restricted Stock

        A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable; or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.

        A participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award. We receive a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

Other Awards

        In the case of an exercise of a SAR or an award of stock units or performance-based awards, the participant would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, we would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Million Dollar Deduction Limit

        Pursuant to Section 162(m) of the Internal Revenue Code, we may not deduct compensation of more than one million ($1,000,000) dollars that is paid to an individual who, on the last day of the taxable year, is either our chief executive officer or is among one of the four other most highly-compensated officers for that taxable year as reported in our proxy statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. It is intended that awards in the form of stock options, performance-based restricted stock, performance units, SARs, and cash payments under annual incentive awards constitute qualified performance-based compensation and, as such, will be exempt from the one million ($1,000,000) dollar limitation on deductible compensation.

PROPOSAL 4: RATIFICATION OF ADOPTION OF OUR NON-EMPLOYEE DIRECTORS' DEFERRED STOCK COMPENSATION PLAN

        Our board of directors established the Non-Employee Directors Deferred Stock Compensation Plan in December 2003 to permit non-employee directors to defer payment of compensation that they receive as members of our board of directors. THE BOARD BELIEVES RATIFICATION OF ADOPTION OF OUR NON-EMPLOYEE DIRECTORS' DEFERRED STOCK COMPENSATION PLAN IS IN OUR BEST INTERESTS AND THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE PLAN.

        The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting is required for ratification of the adoption of the Deferred Compensation Plan. Broker non-votes will not be counted as votes in favor of the Deferred Compensation Plan. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the Deferred Compensation Plan.

Description of the Deferred Compensation Plan

        The following is a brief summary of the Deferred Compensation Plan, a copy of which is attached as Appendix C to this proxy statement. The following summary is qualified in its entirety by reference to the Deferred Compensation Plan.

        Members of our board of directors receive cash as payment for their annual fees. The Deferred Compensation Plan permits members of our board of directors to defer payment of these fees. Deferrals of fees are treated as though they were invested in our common stock. Dividend equivalents are credited to all deferral accounts invested in our common stock. These features are included to enable us to attract and retain qualified persons to serve as directors, to enhance the equity interest of directors in Thermadyne, and thereby to solidify the directors' common interest with the stockholders in enhancing our value and growth.

Eligibility to Participate

        Only our non-employee directors are eligible to participate in the Deferred Compensation Plan. As of March 12, 2004, six non-employee directors were on our board.

Deferral Elections

        To defer payment of fees payable in cash, non-employee directors must make an initial election to defer all or a portion of their director's fees before the year preceding the year in which the fees will be deferred. New directors can provide their initial election before the first date on which he or she is entitled to receive fees. Elections continue from year to year, provided that the director can elect to amend or terminate his or her election before the end of the year preceding the year of any deferral.

Investment Return

        Deferred director's fees are credited to a Deferred Stock Account as of the date the fees would otherwise be payable. The account is a recordkeeping account. The Deferred Stock Account is credited with investment returns as though it were invested in shares of our common stock. Dividend equivalents are credited to the Deferred Stock Account and are deemed invested in additional shares of our common stock.

Payment of Accounts

        Amounts credited to the Deferred Stock Account are paid to the director (i) on the first day of the second calendar month immediately following the month in which the directors terminates his or her service; or (ii) if the participant has made an election to defer payment in accordance with the plan, on January 1 of the year immediately following the date in which the director terminates his or her service or on the date specified by the director. The Deferred Stock Account is to be settled by delivering to the participant the number of shares of our common stock equal to the number of whole units then credited to the account, in either (i) a lump sum, or (ii) substantially equal annual installments over a period not to exceed 5 years.

Plan Administration, Amendment and Termination

        The compensation committee administers the Deferred Compensation Plan. The board of directors can terminate or amend the Deferred Compensation Plan at any time. No termination or amendment can adversely affect a director's deferred fees without his or her consent. Unless terminated earlier by the board of directors, the plan shall remain in effect until the 100,000 share reserve is depleted.

        As part of corporate governance reforms, listed companies are required to obtain stockholder approval of equity compensation plans. While we are not a listed company and are not required to receive stockholder approval of the Deferred Compensation Plan, we believe it is in the best interests of the stockholders to seek their approval of the Deferred Compensation Plan. In the event stockholders do not ratify the adoption of the Deferred Compensation Plan, the board will consider whether the Deferred Compensation Plan should go into effect without stockholder ratification or it will consider other alternative arrangements based on its assessment of our needs.

New Plan Benefits—2004

        Because benefits under the 2004 Non-Employee Directors' Stock Option Plan, the 2004 Stock Incentive Plan and the Non-Employee Deferred Stock Compensation Plan will depend on the compensation committee's actions and the fair market value of our common stock at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees for fiscal 2004 if such plans are approved by the stockholders. On March 12, 2004, the closing price of our common stock was $13.10.

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

        The audit committee has appointed the firm of Ernst & Young LLP as our independent auditor to audit our accounts and the accounts of our subsidiaries for the year ending December 31, 2004. The audit committee proposes that our stockholders ratify the appointment at this Annual Meeting. We expect that representatives of Ernst & Young LLP will be present at the meeting to answer appropriate questions. They will have the opportunity to make a statement if they desire to do so.

        THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITOR. The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as our independent auditor. Broker non-votes will not be counted as votes in favor of ratification. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the ratification of Ernst & Young LLP as our independent auditor.

OTHER MATTERS

        Our board of directors is not aware of any matters that are expected to come before the meeting other than those referred to in this proxy statement. If any other matter should properly come before the meeting, the persons named in the accompanying proxy card intend to vote the proxies in accordance with their best judgment.

        The chairperson of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made, in compliance with the procedures outlined in the following section of this proxy statement.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

        Under SEC rules, a stockholder who intends to present a proposal, including nomination of a director, at our 2005 Annual Meeting of Stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to Patricia S. Williams, our

Corporate Secretary, at 16052 Swingley Ridge Road, Suite 300, St. Louis, Missouri before November 28, 2004. SEC rules set standards for the types of stockholder proposals and the information that must be provided by the stockholder making the request.

        In addition, if a stockholder fails to notify us on or before March 18, 2005 of a proposal which such stockholder intends to present at our 2005 Annual Meeting of Stockholders other than through inclusion of such proposal in our proxy materials for the meeting, then management proxies may use their discretionary voting authority with respect to such proposal if it is presented at the meeting.

INFORMATION ABOUT EXECUTIVE OFFICERS

        Our executive officers are elected by our board of directors and hold office until the first meeting of the board following an annual meeting of stockholders. Brief biographies of our executive officers, as of March 12, 2004, follow. You will find information about their holdings of common stock on page 26.

Paul D. Melnuk	Chairman of the board, president and chief executive officer. You will find background information about Mr. Melnuk on page 2.
James H. Tate
Mr. Tate was elected our senior vice president and chief financial officer in February 1995, having previously served as vice president of Thermadyne and vice president and chief financial officer of our subsidiaries since April 1993. Prior to joining us, Mr. Tate was employed by the accounting firm of Ernst & Young LLP for 18 years, the last six of which he was a partner. Mr. Tate currently serves on the board of directors of Joy Global, Inc., a mining equipment manufacturer. Mr. Tate is 56 years old.
John A. Boisvert
Mr. Boisvert was elected executive vice president of brand management in January 2003. Previously, he served as executive vice president for our subsidiaries, Thermal Dynamics Corporation and C&G Systems Inc. Prior to that time, Mr. Boisvert served as the vice president, general operations manager for Thermal Dynamics and C&G. He has over 20 years of experience in various capacities within Thermal Dynamics. Mr. Boisvert is 42 years old.
James R. Delaney
Mr. Delaney was elected executive vice president of U.S. sales in January 2003. Mr. Delaney has served as executive vice president for several domestic and international locations since joining us in April 1996, including Victor Equipment Company, Stoody Company, Latin America, Canada, the Middle East and South Africa. Prior to April 1996, Mr. Delaney spent over 20 years with Lincoln Electric Company in various international and domestic management positions, including executive vice president of Lincoln Mexicana and president of Latin America. Mr. Delaney is 55 years old.
Nat S. Hansen
Mr. Hansen has been with us since 1988 and was appointed to his current position of executive vice president of operations in January 2003. He has served in a variety of capacities, including vice president of operations-Thermal Dynamics, vice president of european manufacturing, managing director of GenSet S.p.A., vice president of operations-Tweco Products, Inc., and executive vice president of Thermadyne Manufacturing. Prior to that time, he served in a variety of manufacturing management positions with FMC Corporation, Ametek, Inc. and JI Case. Mr. Hansen is 63 years old.

Jason M. Huett
Mr. Huett was recently promoted to the position of vice president information technology, after having been with us since 2000. Prior to joining us, he spent four years as a department manager at Enterprise Rent-a-Car. Mr. Huett is 35 years old.
Dennis G. Klansjscek
Mr. Klanjscek has served as executive vice president-Asia Pacific since January 1996. Prior to January 1996, Mr. Klanjscek spent over 20 years with British Oxygen Company and six years leading a management buyout of a welding company in Australia. Mr. Klanjscek is 53 years old.
Michael E. Mahoney
Mr. Mahoney was appointed to his current position as executive vice president-international in January 2003. Previously, he served as the executive vice president for Tweco, Thermal Arc, Inc., Stoody, and european operations. He also served as the executive vice president of Thermal Dynamics, C & G, and the entire international sales and marketing group. Prior to joining Thermadyne in 1989, Mr. Mahoney spent ten years with the ITW Hobart Brothers division of Illinois Tool Works, Inc. and six years with British Oxygen Company. Mr. Mahoney is 53 years old.
Robert D. Maddox
Mr. Maddox has served as our vice president and corporate controller since April 1996. Prior to that time, Mr. Maddox served as our corporate controller from May 1992. Prior to joining us, Mr. Maddox was a senior audit manager with the accounting firm of Ernst & Young LLP. Mr. Maddox is 44 years old.
Patricia S. Williams
Ms. Williams joined us in March 1997, and was appointed to her current position as vice president, general counsel and corporate secretary in August 2000. In addition to our legal department, Ms. Williams also oversees human resources. Prior to joining us, she spent several years in private practice at the law firms of Gallop, Johnson & Neuman and Sonnenschein, Nath & Rosenthal. Ms. Williams is 36 years old.

        No executive officer, or any associate of an executive officer, is a party adverse to us or any of our subsidiaries in any material proceeding or has any material interest adverse to us or any of our subsidiaries. No executive officer is related by blood, marriage or adoption to any director or any other executive officer.

INFORMATION ABOUT CORPORATE GOVERNANCE

GENERAL

        We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. One important element includes having a strong independent board of directors that is accountable to Thermadyne and its stockholders. Our board of directors has undertaken an ongoing review of our corporate governance principles and procedures. As a result of this review, the board made various changes to ensure that we conform to applicable best practices. The board will continue to monitor this evolving area and make such additional changes as appropriate.

BOARD AND COMMITTEE MEETINGS

        Our board of directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The board's primary responsibility is to oversee the management of Thermadyne and, in so doing, serve the best interests of Thermadyne and its stockholders. The board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. Management keeps the directors informed of our activities through regular written reports and presentations at board and committee meetings.

        Our board met 26 times during 2003, of which 4 were regularly scheduled and 22 were specially called meetings. The board has established an audit committee, a compensation committee and a nominating and corporate governance committee. All of our directors attended 75% or more of the meetings of the board and of any committees thereof on which they served.

Audit Committee

        The audit committee assists our board of directors in fulfilling its financial oversight responsibilities by reviewing all audit processes and fees, the financial information that will be provided to the stockholders, and our systems of internal financial controls. The audit committee has the sole authority and responsibility to select, evaluate and, where appropriate, replace our independent public accountants. The audit committee held 7 regular meetings in 2003.

        The audit committee consists of Marnie S. Gordon, James B. Gamache and John G. Johnson, Jr. The board of directors has determined that Ms. Gordon is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K.

Compensation Committee

        The compensation committee reviews, and makes recommendations to our board of directors regarding, the compensation and benefits of our executive officers and key managers. The compensation committee also administers the issuance of stock options and other awards under our stock plans and establishes and reviews policies relating to the compensation and benefits of employees and consultants. The compensation committee is comprised of Andrew L. Berger, James B. Gamache and John G. Johnson, Jr. The compensation committee met 6 times in 2003.

Nominating and Corporate Governance Committee

        The nominating and corporate governance committee is responsible for identifying, soliciting and interviewing candidates for membership on the board of directors. The nominating and corporate governance committee also oversees and evaluates issues of corporate governance, and makes recommendations to the board regarding governance policies and practices. The current members of the nominating and corporate governance committee are Andrew L. Berger, James B. Gamache and

Marnie S. Gordon. The charter of the nominating and corporate governance committee is attached to this Proxy Statement as Appendix E.

        Although our securities are not traded on The Nasdaq National Market, for purposes of assessing director independence the board of directors uses the definition of "independence" contained in current Rule 4200(a)(15) of The Nasdaq National Market. Each of the members of the audit, compensation committees and the nominating and corporate governance committee are "independent""under this Rule, and each of the members of the audit committee meets the heightened criteria for independence applicable to members of audit committees under Rule 4350(d)(2)(A) of The Nasdaq National Market.

DIRECTOR NOMINATIONS

        Director candidates are nominated by the nominating and corporate governance committee. The nominating and corporate governance committee's charter directs the committee to investigate and assess the background and skills of potential candidates for directors. In accordance with the board's governance principles, the committee seeks to create a board that will bring a broad range of experience, knowledge and judgment to the company. The committee does not have specific minimum qualifications that must be met by a candidate for election to the board of directors in order to be considered for nomination by the committee. When the committee reviews a potential new candidate, the committee looks specifically at the candidate's qualifications in light of the needs of the board and Thermadyne at that time given the current mix of director attributes. In addition, the committee also considers the candidate's independence, as defined in the board's governance principles.

        Upon identifying a candidate for serious consideration, one or more members of the nominating and corporate governance committee would initially interview such candidate. If a candidate merited further consideration, the candidate would subsequently interview with all other committee members (individually or as a group), meet our chief executive officer and other executive officers and ultimately meet many of the other directors. The nominating and corporate governance committee would elicit feedback from all persons who met the candidate and then determine whether or not to nominate the candidate. The process is the same whether the candidate is recommended by a stockholder, another director, management or otherwise. We do not pay a fee to any third party for the identification or evaluation of candidates.

        Stockholders who wish to recommend director candidates for the next Annual Meeting of Stockholders should notify the nominating and corporate governance committee no later than November 28 of each year. Submissions are to be addressed to the nominating and corporate governance committee c/o our Corporate Secretary at our executive offices, which submissions will then be forwarded to the committee. The nominating and corporate governance committee would then evaluate the possible nominee using the criteria established by it and would consider such person in comparison to all other candidates. The nominating and corporate governance committee is not obligated to nominate any such individual for election. No such stockholder nominations have been received by us for this Annual Meeting. Accordingly, no rejections or refusals of such candidates have been made by us.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Stockholders may communicate with any and all members of our board of directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the chairman of the board, for a communication addressed to the entire board) at the following address and fax number:

Name of the Director(s)
c/o Patricia S. Williams, Corporate Secretary
Thermadyne Holdings Corporation
16052 Swingley Ridge Road, Suite 300
St. Louis, Missouri 63017
Facsimile No: (636) 728-3011

        Communications from our stockholders to one or more directors will be collected and organized by our corporate secretary under procedures approved by our independent directors. The corporate secretary will forward all communications to the chairman of the board of directors or to the identified director(s) as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the corporate secretary may, in her discretion, forward only representative correspondence.

        The chairman of the board of directors will determine whether any communication addressed to the entire board of directors should be properly addressed by the entire board of directors or a committee thereof. If a communication is sent to the board of directors or a committee, the chairman of the board or the chairman of that committee, as the case may be, will determine whether a response to the communication is warranted. If a response to the communication is warranted, the content and method of the response will be coordinated with our general counsel.

        We do not have a formal policy regarding attendance by members of the board of directors at our Annual Meeting of Stockholders, but strongly encourage directors to attend. We make every effort to schedule our Annual Meeting of Stockholders at a time and date to permit attendance by directors, taking into account the directors' schedules and the timing requirements of applicable law. To facilitate attendance and reduce travel costs, we generally schedule our Annual Meeting to occur immediately before a periodic meeting of the board of directors. Due to our emergence from bankruptcy in May 2003, we did not hold an Annual Meeting of Stockholders in 2003.

COMPENSATION OF DIRECTORS

        Other than Mr. Melnuk, each director is entitled to receive a $38,000 annual fee. We also pay Messrs. Berger and Johnson $5,000 per year for their services as chairman of our nominating and corporate governance committee and chairman of our compensation committee, respectively. Ms. Gordon is paid $15,000 for her service as chair of our audit committee. Additionally, we granted to each of Messrs. Berger, Pattelli, Gamache, Melnuk and Johnson and Ms. Gordon non-qualified stock options to purchase 25,000 shares of our common stock under Thermadyne Holdings Corporation Non-Employee Directors Stock Option Agreements in August 2003. These options vest ratably over three years and expire ten years after the grant. All options are non-qualified stock options granted at 100% of the fair market value on the grant date.

        Directors also are reimbursed for all reasonable travel and other expenses of attending meetings of the board of directors, committee meetings of the board of directors and such other meetings as requested by the chairman.

        Pursuant to an arrangement between Mr. Pattelli and his employer, Angelo, Gordon & Co., L.P., all stock and director fees to which Mr. Pattelli is otherwise entitled are paid and distributed to Angelo, Gordon & Co., L.P. and are subsequently remitted to the funds that hold shares of stock in us on a pro rata basis.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of March 12, 2004 about the securities authorized for issuance pursuant to Non-Employee Directors Stock Option Agreements adopted in August 2003.

        The table does not include the 1,777,778 additional shares of our common stock proposed to be authorized under the 2004 Non-Employee Directors' Stock Option Plan, the 2004 Stock Incentive Plan and the Non-Employee Directors Deferred Compensation Plan, for which stockholder approval is currently being sought.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders(1)	300,000	11.70	—

Total	300,000	$11.70	—

(1)
Consists of individual stock option awards.

Material Terms of Equity Compensation Plans Not Approved by Stockholders

        Effective August 12, 2003, we entered into Non-Employee Directors Stock Option Agreements with Messrs. Berger, Pattelli, Gamache, Melnuk and Johnson and Ms. Gordon pursuant to which each individual received an award of 25,000 non-qualified stock options for his or her service as a director. The options were awarded at $13.79 per share and vest over three years. Stockholder approval of these agreements was not required under applicable provisions of law.

        On October 10, 2003, we awarded Mr. Melnuk 25,000 non-qualified stock options pursuant to an agreement by which he became chairman of the board and awarded Mr. Wyss 125,000 nonqualified stock options pursuant to a separation agreement. These options were awarded at $9.60 per share. The material terms of those agreements are described in "Information About Executive Compensation—Employment Agreements," below. Stockholder approval of these options was not required under applicable provisions of law.

AUDIT COMMITTEE REPORT

        The board of directors adopted a new written charter for the audit committee in August 2003. The audit committee reviewed the charter and believes that the charter meets the standards set forth in the applicable regulations of the SEC. The charter is attached as Appendix D to this proxy statement.

        Management is responsible for internal controls, the financial reporting process and compliance with laws and regulations. Ernst & Young LLP, as independent auditors for the company, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The audit committee's responsibility is to monitor and oversee these processes. The audit committee ensures that during the course of each fiscal year it devotes the attention it deems necessary and appropriate to each of the matters assigned to it under its charter. The audit committee's duties and responsibilities do not include conducting audits or accounting reviews. Therefore, the audit committee has relied on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of Ernst & Young LLP included in its report on the consolidated financial statements. The audit committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

        In this context, the audit committee has met and held discussions with management and with Ernst & Young LLP to review and discuss all financial statements before their issuance and to discuss significant accounting issues. Management represented to the audit committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles.

        The audit committee obtained from and discussed with Ernst & Young LLP a formal written statement describing all relationships between the auditors and the company that might bear on the auditors' independence consistent with Independence Standards Board No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The audit committee monitors auditor independence and has reviewed non-audit services performed by the independent auditors.

        The audit committee discussed and reviewed with Ernst & Young LLP all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

        Based on the above-mentioned review and discussions with management and Ernst & Young LLP, the audit committee recommended to the board of directors that the company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

By the Audit Committee:
    Marnie S. Gordon, Chairman
    James B. Gamache
    John G. Johnson, Jr.

INDEPENDENT AUDITOR FEES AND OTHER MATTERS

        During the fiscal years ended December 31, 2003 and 2002, Ernst & Young LLP, our independent auditors, billed us the fees set forth below in connection with services rendered by the independent auditors to the company:

Fee Category	Fiscal 2002	Fiscal 2003
Audit Fees	$929,000	$1,130,000
Audit-Related Fees	$52,000	$9,000
Tax Fees	$305,000	$341,000
All Other Fees	—	—

        Audit fees consisted of fees for the audit of our annual financial statements and review of quarterly financial statements as well as services normally provided in connection with statutory and regulatory filings or engagements, comfort letters, consents and assistance with and review of company documents filed with the SEC. Audit fees for fiscal 2003 include fees for the audit of our reorganized company's financial statements as of and for the seven months ended December 31, 2003 and for the financial statements of our predecessor company for the five months ended May 31, 2003.

        Audit-related fees consisted of fees for assurance and related services, including consultation concerning financial accounting and reporting standards and consultation concerning matters relating to Section 404 of the Sarbanes-Oxley Act of 2002.

        Tax fees consisted primarily of fees for tax compliance, tax advice and tax planning services.

        Our audit committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. All work after our emergence from bankruptcy in May 2003 was pre-approved by the audit committee.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTION

        In 1998, Messrs. Delaney, Klanjscek, Maddox, Mahoney, and Tate received secured, non-recourse loans from us in the amount of $73,511, $147,073, $237,630, $277,708 and $367,606, respectively, to purchase our shares. As part of our plan of reorganization, our previously issued and outstanding common stock was cancelled for no consideration. Principal and interest amounts due us from these non-recourse loans were forgiven.

        We entered into employment agreements with Messrs. Boisvert, Delaney, Klanjscek, Maddox, Mahoney, and Tate and Ms. Williams in 2003. For a more detailed discussion of these employment agreements, including severance provisions, see "Information About Executive Officers—Employment Agreements."

CODE OF ETHICS

        We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer and principal accounting officer. A copy of our Code of Ethics can be found on our website at www.thermadyne.com. We intend to disclose future amendments to our Code of Ethics, as well as any waivers thereof, on our website to the extent permissible by the rules and regulations of the SEC and any exchange upon which our stock may be listed.

INFORMATION ABOUT EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

Compensation Earned

        The following table summarizes the compensation earned during 2003, 2002 and 2001 by our former chief executive officer and our four other most highly compensated executive officers who were serving as executive officers on December 31, 2003. We refer to these five individuals as our named executive officers.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-term Compensation
Name and Principal Position	Year	Salary	Bonus(1)		Securities Underlying Options(2)	All Other Compensation(3)
James H. Tate Senior Vice President and Chief Financial Officer	2003 2002 2001	$334,788 326,500 326,500		$17,200 136,314 —	— — —	$12,739 10,799 12,362
Michael E. Mahoney Executive Vice President-International	2003 2002 2001	$290,697 283,500 283,500		$209,500 252,447 —	— — —	$10,989 8,762 11,679
James R. Delaney Executive Vice President-U.S. Sales	2003 2002 2001	$229,891 226,065 220,269		$132,755 34,613 —	— — —	$10,467 8,446 8,849
Dennis Klanjscek Executive Vice President-Asia Pacific	2003 2002 2001	$323,280 313,865 313,685		$293,961 52,311 —	— — —	— — —
Karl R. Wyss(4) Former Chairman of the Board, President and Chief Executive Officer	2003 2002 2001	$700,000 790,769 900,000	$	— 584,500 —	125,000 — —	$15,417 16,425 50,428

(1)
Includes amounts earned under our Key Employee Retention Program and under our 2003 Management Incentive Plan (respectively) for 2003 as follows: Mr. Tate, $0 and $17,200; Mr. Mahoney, $94,500 and $115,000; Mr. Delaney, $75,355 and $57,400; Mr. Klanjscek, $107,761 and $186,200. The amounts earned under our 2003 Management Incentive Plan are estimates.

(2)
As a result of the confirmation of our plan of reorganization, all unexercised options outstanding were cancelled and our prior stock option plans were terminated in May 2003 upon our emergence from Chapter 11 bankruptcy.

(3)
All other compensation includes group life insurance premiums paid by us and contributions made on behalf of the named executive officers to our 401(k) retirement and profit sharing plan. The amounts of insurance premiums paid and 401(k) contributions made (respectively) on behalf of the named executive officers for 2003 are as follows: Mr. Tate, $4,799 and $7,940; Mr. Mahoney, $2,760 and $8,229; Mr. Delaney, $4,412 and $6,055; Mr. Wyss, $5,148 and $10,269.

(4)
Mr. Wyss served as chairman of the board from June 1, 2000 to October, 2003 and chief executive officer from January 12, 2001 to December 31, 2003. As part of his severance package, Mr. Wyss was granted an option to acquire 125,000 shares of our common stock.

OPTION EXERCISES AND YEAR-END VALUE OF UNEXERCISED OPTIONS

        The following table sets forth information regarding the number and value of exercised and unexercised options held by each of the named executive officers as of December 31, 2003.

Option Grants in the Last Fiscal Year

Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price	Expiration Date
					5%	10%
James H. Tate	—	—	—	—	—	—
Michael E. Mahoney	—	—	—	—	—	—
James R. Delaney	—	—	—	—	—	—
Dennis Klanjscek	—	—	—	—	—	—
Karl R. Wyss(1)	125,000	100.0%	$9.60	2008	$331,538	$732,612

(1)
62,500 vested on October 1, 2003 and 62,500 will vest on May 31, 2004.

OPTION EXERCISES AND YEAR-END VALUE OF UNEXERCISED OPTIONS

        The following table sets forth information regarding the number and value of exercised and unexercised options held by each of the named executive officers as of December 31, 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Options

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
James H. Tate	—	—	—	—	—	—
Michael E. Mahoney	—	—	—	—	—	—
James R. Delaney	—	—	—	—	—	—
Dennis Klanjscek	—	—	—	—	—	—
Karl R. Wyss	—	—	62,500	62,500	$168,750	$168,750

(1)
The amount described in the preceding table under the heading "Value of Unexercised In-the-Money Options at Year End" is determined by multiplying the number of shares underlying the option by the difference between the last reported per share sale price of our common stock on December 31, 2003, and the per share option exercise price.

EMPLOYMENT AGREEMENTS

        We have entered into employment agreements with Messrs. Tate, Mahoney, Maddox, Delaney, Boisvert, and Klanjscek and Ms. Williams.

        The employment agreements are subject to termination with cause (as defined by the agreements), upon death or disability, without cause, and for constructive termination. No severance pay is due under any agreement terminated with cause. Severance pay equal to two years of base pay plus the average bonus for the last two years is due under any other termination event (except under Ms. Williams' agreement, under which severance pay is equal to eighteen months base pay).

        Karl Wyss resigned as our chairman of the board in October 2003 and as president and chief executive officer in December 2003. In connection with his resignation, we entered into a separation agreement with Mr. Wyss. Under the terms of the separation agreement, Mr. Wyss was granted options to purchase an aggregate of 125,000 shares of our common stock. Half of these options vested on the date of execution of the agreement and the remaining options will vest on May 31, 2004. These options will expire five years after the date of the grant.

        Paul Melnuk, the chairman of our board of directors, was named president and chief executive officer on January 28, 2004. In exchange for his services, we entered into an agreement to pay Mr. Melnuk $550,000 annually and we agreed to grant to him stock options to purchase an aggregate of 175,000 shares of our common stock. One half of these options would vest ratably over three years. The other half of these options would vest ratably over three years if we meet certain performance objectives. This is in addition to the stock options to purchase an aggregate of 25,000 shares of our common stock which were granted to him while he assisted us in the management of our company prior to being named chief executive officer. Mr. Melnuk would also be eligible for a bonus in an amount up to his annual salary if we meet or exceed a targeted return on invested capital based on our annual budget and if Mr. Melnuk meets certain mutually agreed upon performance objectives.

        Mr. Melnuk's employment may be terminated by us for cause or permanent disability. If Mr. Melnuk is terminated without cause, he will be entitled to receive pay equal to one year of base pay plus the average bonus for the last two years. If Mr. Melnuk's position is eliminated after a change of control, Mr. Melnuk is entitled to severance pay equal to two years of base pay plus the average bonus for the last two years.

COMPENSATION COMMITTEE REPORT

        The compensation committee is responsible for the oversight and administration of the company's executive compensation program. The committee operates pursuant to a written charter.

        The company's executive compensation program is based on a philosophy that the total compensation package must be competitive with comparable companies with whom the company competes for talent in order to attract and retain outstanding executives. The program also seeks to emphasize variable compensation that is dependent on the achievement of performance goals set by the committee. The 2003 executive compensation program was based on the following principles:

  •
  Base salaries; and

  •
  Annual incentive awards.

        The philosophy underlying each element of executive compensation is discussed below.

        Base Salary. Base salary reflects the external market value of a particular role as well as the experiences and qualifications that an individual brings to the role. Base salary is generally targeted to the median of the base pay paid by comparable companies for a particular role.

        Annual Incentive Plan. The Management Incentive Plan for all management, including executives, provides for cash awards that are determined shortly after the end of the performance year being measured. In 2003, each manager was eligible for an annual bonus if certain pre-established goals in each manager's area of responsibility were attained. Beginning in 2004, receipt of a bonus will be based upon (i) reaching a corporate-wide return on invested capital goal based on targeted EBITDA (as defined in the plan) divided by invested capital (as defined in the plan) and (ii) to a lesser extent, the individual's performance as rated in two annual reviews. Each year, approximately 175 of the company's managers are eligible for the Management Incentive Plan.

        Other Grants. The committee may also make grants of stock options to individual executives to hire or retain those individuals or motivate achievement of particular business objectives. Additional stock option grants may be made to hire or retain certain individuals, reflect increased responsibility, or motivate the achievement of a particular business objective. Paul D. Melnuk received a grant of 25,000 stock options in 2003 in connection with his assistance in the management of our company prior to being named president and chief executive officer in January 2004, and the company has agreed to grant him 175,000 stock options in 2004 in connection with his appointment as president and chief executive officer of the company.

CHIEF EXECUTIVE OFFICER COMPENSATION

        The committee is responsible for reviewing no less than annually the performance of the company's chief executive officer and determining the compensation of the chief executive officer.

        Effective as of January 28, 2004, the date of his election as president and chief executive officer of Thermadyne, Mr. Melnuk's total annualized base pay compensation was $550,000. Also in connection with his election as president and chief executive officer, Mr. Melnuk is also eligible for a bonus in an amount up to his annual salary if the company meets or exceeds a targeted return on invested capital based on the company's annual budget and if Mr. Melnuk meets certain mutually agreed upon performance objectives. In addition, the company agreed to grant to him stock options to purchase an aggregate of 175,000 shares of common stock. One half of these options would vest ratably over three years. The other half of these options would vest ratably over three years if the company meets certain performance objectives. This is in addition to the 25,000 stock options granted to him in October 2003 in connection with his assistance in the management of the company prior to being named chief executive officer.

        Given Mr. Wyss's resignation as president and chief executive officer in December 2003, his separation from service as of December 31, 2003, his service with the company, and his agreements with regard to non-competition, the company entered into a separation agreement with him in 2003. Under the agreement, Mr. Wyss received a payment in the amount of $750,000, which shall be paid in equal quarterly installments of $62,500. Under the terms of the separation agreement, Mr. Wyss was also granted options to purchase an aggregate of 125,000 shares of our common stock. Half of these options vested on the date of execution of the agreement and the remaining options will vest on May 31, 2004. These options will expire five years after the date of the grant. Under the agreement, Mr. Wyss also agreed to a three year covenant not to compete with the company and provided a release of all claims against the company and related entities and parties.

SECTION 162(m)

        Section 162(m) of the Internal Revenue Code of 1986 ("Section 162(m)"), as amended, limits the federal income tax deductibility of compensation paid to the executive officers named in the Summary Compensation Table. The company generally may deduct compensation to such an officer only if the compensation does not exceed $1,000,000 during any fiscal year or is "performance-based" as defined in Section 162(m).

        The compensation committee believes these executive compensation policies and programs effectively serve the interests of stockholders and Thermadyne and are appropriately balanced to provide increased motivation for executives to contribute to Thermadyne's future success.

By the Compensation Committee:
    John G. Johnson, Jr., Chairman
    Andrew L. Berger
    James B. Gamache

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of our compensation committee during fiscal year 2003 were Andrew L. Berger, James B. Gamache and John G. Johnson, Jr.

        None of our executive officers serves as a director or member of the compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board of directors or compensation committee. None of the current members of our compensation committee has ever been an officer or employee of Thermadyne or any of our subsidiaries.

OTHER MATTERS

INFORMATION ABOUT STOCK OWNERSHIP

        The following table sets forth, as of March 12, 2004, certain information regarding the ownership of common stock (i) by each person known by us to be the beneficial owner of more than 5% of the outstanding common stock, (ii) by each director and nominee for director, (iii) by each named executive officer, and (iv) by all directors, nominees for director and named executive officers as a group. We believe that, unless otherwise noted, each person shown in the following table has sole voting and sole investment power with respect to the shares indicated.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner	Number of Shares	Percent of Class(1)
Angelo, Gordon & Co., L.P., 245 Park Avenue, New York, NY 10167(2)	4,881,040	36.7%
MacKay Shields LLC, 9 West 57th Street, New York, NY 10019(3)	2,251,241	16.9%
Greenlight Capital, L.L.C., Greenlight Capital, Inc. and David Einhorn, 420 Lexington Ave., Suite 1470, New York, NY 10170(4)	677,300	5.1%
Paul D. Melnuk	—
Karl R. Wyss(5)	62,500	*
James H. Tate	—	*
Andrew L. Berger	—	*
James B. Gamache	2,000	*
Marnie S. Gordon	—
John G. Johnson, Jr.	1,000	*
Bradley G. Pattelli	—	*
Michael E. Mahoney	—	*
James R. Delaney	—	*
Dennis Klanjscek	—	*
All directors, nominees for director and named executive officers as a group (10 persons)	65,500	*

*
Represents less than 1%.

(1)
Based on 13,300,000 shares of common stock outstanding and calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(2)
Information with respect to the outstanding shares beneficially held by Angelo, Gordon & Co., L.P. is based on a Schedule 13D filed with the SEC on June 5, 2003 by such firm.

(3)
Information with respect to the outstanding shares beneficially held by MacKay Shields LLC is based on a Schedule 13G/A filed with the SEC on February 13, 2004 by such firm.

(4)
Information with respect to the outstanding shares beneficially held by Greenlight Capital, L.L.C., Greenlight Capital, Inc. and David Einhorn is based on a Schedule 13G/A filed with the SEC on February 13, 2004. Shares included in the table with respect to these firms consist of 348,000 shares held by Greenlight Capital, L.L.C. and 329,300 shares held Greenlight Capital, Inc. As the principal of Greenlight Capital, L.L.C., and Greenlight Capital, Inc., Mr. Einhorn may direct the vote and disposition of the 677,300 shares of common stock beneficially owned by these entities.

(5)
Includes 62,500 shares underlying options beneficially owned by Mr. Wyss that are vested or that will vest within 60 days.

PERFORMANCE GRAPH

        On May 23, 2003, we emerged from Chapter 11 bankruptcy protection. As a result, all shares of common stock outstanding on May 23, 2003 were cancelled on such date and new common stock was issued. The following graph shows a comparison of our cumulative total returns, the NASDAQ Stock Market Index and the Standard & Poor's Midcap 400 Manufacturing (Specialized Industries) Index (the "S&P Midcap 400 Mfg Index") for the period from May 30, 2003 (the first day of trading after the emergence from Chapter 11 bankruptcy) to December 31, 2003. The comparison assumes $100 was invested on May 30, 2003 in each of our common stock, the NASDAQ Stock Market Index, and the S&P Midcap 400 Mfg Index, and assumes compounded daily returns with reinvestment of dividends.

  Value of $100 Invested

	5/30/2003	12/31/2003
NASDAQ Stock Market	$100.00	$125.52
S&P Midcap (Mfg) (Specialized Index)	$100.00	$121.38
Thermadyne Holdings Corporation	$100.00	$117.14

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMMITTEE

        Directors, executive officers and beneficial owners of more than ten percent of our common stock are required by Section 16(a) of the Securities Exchange Act to file reports with the SEC detailing their beneficial ownership of our common stock and reporting changes in such beneficial ownership. We are required to disclose any late filings of such reports. To our knowledge, based solely on review of copies of reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements during 2003 were complied with on a timely basis, with the exception of Forms 4 for Paul D. Melnuk and Karl Wyss, which were required to be filed in October 2003, but were not filed until March 2004.

HOUSEHOLDING

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement or our 2003 Annual Report on Form 10-K may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at:

Thermadyne Holdings Corporation
16052 Swingley Ridge Road, Suite 300
St. Louis, Missouri 63017
Attn: Patricia S. Williams, Corporate Secretary
(636) 728-3133

        If you want to receive separate copies of our proxy statements and annual reports to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address.

APPENDIX A

THERMADYNE HOLDINGS CORPORATION
2004 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

ARTICLE I    GENERAL

1.1    Purpose

        This Plan is adopted effective March 8, 2004, to provide the non-employee directors of the Company and its Subsidiary Corporations an incentive (i) to join and remain in the service as directors of the Company and its Subsidiary Corporations, (ii) to maintain and enhance the long-term performance and profitability of the Company and its Subsidiary Corporations, and (iii) to acquire a proprietary interest in the success of the Company and its Subsidiary Corporations.

1.2    Definitions of Terms Used in the Plan

        (a)   "Board" means the Board of Directors of the Company.

        (b)   "Change in Control" shall be deemed to have occurred upon any of the following events:

    i.
    Any person (as such term is used in Section 13(d) of the Exchange Act) becomes the "beneficial owner" (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

    ii.
    During any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the members of the Board, and any new director whose election to the Board or nomination for election to the Board by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously as approved, cease for any reason to constitute a majority of the Board; or

    iii.
    The Company shall merge with or consolidate into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

    iv.
    The stockholders of the Company approve and effect a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

        (c)   "Committee" means the Compensation Committee of the Board.

        (d)   "Common Stock" means the shares of common stock of the Company, par value $0.01 per share, as constituted on the effective date of the Plan, and any other shares into which such Common Stock shall thereafter be changed by reason of an event described in Section 3.7.

        (e)   "Company" means Thermadyne Holdings Corporation, a Delaware corporation, and any successor thereto.

        (f)    "Fair Market Value" means the average of the high bid and low asked prices of shares of Common Stock in the over-the-counter market, as reported by the Nasdaq or such other system then in use, or, if on any such date such shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the

Common Stock selected by the Committee. If Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the mean between the bid and asked prices, if no closing price is reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable. If Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the preceding day when the markets are open. Notwithstanding the preceding, for federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee in accordance with uniform and nondiscretionary standards adopted from time to time. If the Company's Common Stock is not readily traded, Fair Market Value means the amount determined in good faith by the Committee as the fair market value of Common Stock of the Company

        (g)   "Option" means the right granted to an individual, as evidenced by a Plan Agreement, to purchase shares of Common Stock pursuant to this Plan.

        (h)   "Optionee" means an individual, or the testamentary successor to such an individual, who has been granted an Option pursuant to the Plan.

        (i)    "Subsidiary Corporation" has the meanings given such terms in Sections 424(f) of the Code.

        (j)    "Plan" means this Thermadyne Holdings Corporation 2004 Non-Employee Directors Stock Option Plan.

        (k)   "Plan Agreement" means a written agreement between the Optionee and the Company evidencing an Option.

1.3    Administration

        (a)   Subject to Section 1.3(e), the Plan shall be administered by the Committee which shall have the power of the Board to authorize the issuance of the Common Stock pursuant to Options granted under the Plan.

        (b)   The Committee shall have the authority to (i) exercise all of the powers granted to it under the Plan, (ii) construe, interpret and implement the Plan and any Plan agreements executed pursuant to Section 2.2, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, (iv) make all determinations necessary or advisable in administering the Plan, (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (vi) select Plan participants, (vii) determine the sizes and types of Option awards, and (viii) determine the terms and conditions of Option awards in a manner consistent with the Plan.

        (c)   The determination of the Committee on all matters relating to the Plan or any Plan Agreement shall be conclusive.

        (d)   No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expenses (including attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan or any Plan Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suite or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

        (e)   Notwithstanding anything to the contrary contained herein: (i) until the Board of Directors shall appoint the members of the Committee, the Plan shall be administered by the Board; and (ii) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term "Committee" as used herein shall be deemed to mean the Board. Notwithstanding any other provision of this Plan, the Committee shall not be empowered to grant an Option to an individual who is at the date of grant a member of the Committee, and such an award may be made solely by the Board acting in accordance with the preceding provisions of this Section 1.3(e).

1.4    Persons Eligible for Awards

        Awards under the Plan may be made to such non-employee directors of the Company or its Subsidiary Corporations, as the Committee shall in its sole discretion select.

1.5    Types of Awards Under the Plan

        Awards made under the Plan shall be in the form of stock Options to purchase shares of Common Stock.

1.6    Shares Available for Awards

        (a)   Subject to Section 3.6 (relating to adjustments upon changes in capitalization), as of any date the total number of shares of Common Stock with respect to which Options may be granted under this Plan shall not exceed the excess (if any) of (i) 200,000 shares of Common Stock over (ii) the sum of (A) the number of shares subject to outstanding Options under this Plan and (B) the number of shares previously transferred pursuant to the exercise of Options issued under this Plan. In accordance with (and without limitation upon) the preceding sentence, shares of Common Stock available under this Plan and covered by Options which expire, terminate or are surrendered for any reason whatsoever shall again become available for awards under the Plan.

        (b)   Subject to the limitation in Section 1.6(a), the Committee shall determine the number of shares of Common Stock available for grants under the Plan.

        (c)   Shares of Common Stock transferable pursuant to Options under the Plan shall be authorized and unissued or treasury shares of Common Stock.

        (d)   Without limiting the genera1ity of the proceeding provisions of this Section 1.6, the Committee may, but solely with the Optionee's consent, agree to cancel any award of Options under the Plan and issue a new award in substitution therefore, provided that the award so substituted shall satisfy all of the requirements of the Plan as of the date such new award is made.

ARTICLE II    STOCK OPTIONS

2.1    Grant of Stock Options

        The Committee may grant Options under the Plan to purchase shares of Common Stock from the Company, to such non-employee directors of the Company and its Subsidiary Corporations, and in such amounts and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of this Plan.

2.2    Agreements Evidencing Stock Options

        (a)   Options granted under the Plan shall be evidenced by Plan Agreements which shall not be inconsistent with the terms and provisions of the Plan, and which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. Each Optionee accepting an award pursuant to the Plan shall agree that each such award shall be subject to all of the terms and provisions of the Plan, including but not limited to the provisions of Section 1.3(d).

        (b)   Each Plan Agreement shall set forth the number of shares of Common Stock subject to the Option granted thereby.

        (c)   Each Plan Agreement shall set forth the amount payable by the Optionee to the Company upon exercise of the Option evidenced thereby, except that the per share exercise price shall not be less than its Fair Market Value on the date of grant..

2.3    Term of Options

        Each Plan Agreement shall set forth the period during which the Option evidenced thereby exercisable, whether in whole or in part, such periods to be determined by the Committee in its discretion subject to the terms and provisions of this Plan; provided that, notwithstanding the foregoing or any other provision of the Plan, no Plan Agreement shall permit an Option to be exercisable more than ten (10) years after the date of grant.

2.4    Exercise of Options

        Subject to the provisions of this Article II, each Option granted under the Plan shall be exercisable as follows:

        (a)   The applicable Plan Agreement shall provide the time at which an Option shall become exercisable, except that, notwithstanding anything in this Plan to the contrary, each Option granted pursuant to the Plan shall be fully exercisable upon a Change of Control.

        (b)   Unless the applicable Plan Agreement otherwise provides, once an Option becomes exercisable, it shall remain exercisable until expiration, surrender or termination of the Option.

        (c)   Unless the applicable Plan Agreement otherwise provides, an Option granted under the Plan may be exercised from time to time as to all or part of the shares of Common Stock as to which such Option shall then be exercisable.

        (d)   An Option shall be exercisable by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe.

        (e)   Any written notice of exercise of an Option shall be accompanied by payment of the full purchase price for the shares of Common Stock being purchased. Such payment shall be made: (i) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Company); (ii) with the consent of the Committee, by delivery of the Optionee's promissory note for all or a portion of the Option exercise price upon such terms and conditions as the Committee shall prescribe; (iii) in such other consideration as the Committee deems appropriate, including, but not limited to, shares of Common Stock owned by the Optionee; or (iv) a combination of cash, a note and/or other consideration, including shares of Common Stock, having a total fair market value, as so determined, equal to the full purchase price. As soon as practicable after receipt of such payment, the Company shall, subject to the provisions of Section 3.2, deliver to the Optionee a certificate or certificates for such shares of Common Stock.

2.5    Termination of Service as a Director

        (a)   Except to the extent otherwise provided in Section 2.5 (b), (c) or (d), all Options granted to an Optionee (and not theretofore exercised) shall terminate upon his or her termination as a director for any reason (including death). An Optionee shall be deemed to have terminated employment when he or she ceases to be a director the Company and all of its Subsidiary Corporations.

        (b)   If an Optionee's service as a director with the Company or its Subsidiary Corporations terminates for any reason other than death, dismissal for cause (as defined herein) or resignation as a director without the Committee's prior consent, such Optionee may thereafter exercise any Option granted to him or her under the Plan on the following terms and conditions: (i) such exercise may be made only to the extent the Optionee was entitled to exercise such Option on the date his or her service terminated; and (ii) such exercise must be made by the earlier of the expiration date of such Option (determined pursuant to Section 2.3) or one year after his or her service terminates.

        (c)   If an Optionee dies while in the service of the Company or a Subsidiary Corporation as a director, or dies after his or her service terminates and during a period in which the Options were exercisable pursuant to Section 2.5 (b), any Option granted to him or her under the Plan shall be exercisable, but only within one year after the date of his or her death, to the extent that such Optionee was entitled to exercise such Option on the date of his or her death. Any such exercise of an Option following the Optionee's death may be made only by such Optionee's personal representative, unless the Optionee's will specifically disposes of such Option, in which case such exercise shall be made only by the recipient of such specific disposition. If an Optionee's personal representative or the recipient of a specific disposition under the Optionee's will shall be entitled to exercise any Option pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Plan Agreement which would have applied to the Optionee's exercise of his or her Option (if he or she had lived) including, without limitation, the provisions of Sections 3.2 and 3.13 hereof.

        (d)   The Committee may, in the applicable Plan Agreement, waive or modify the application of the foregoing provisions of this Section 2.5.

        (e)   Subject to the provisions of Section 1.3 and the applicable Plan Agreement, references herein to an individual's "service as a director" shall include any and all periods during which such individual is a non-employee director of the Company or a Subsidiary Corporation. The Optionee shall be deemed to have terminated service as a non-employee director when the Optionee completely ceases to be a non-employee director of the Company and all of its Subsidiary Corporations. The Committee may in its discretion determine (i) whether any leave of absence constitutes a termination of employment within the meaning of this Plan, and (ii) the impact, if any, of any such leave of absence on any Option granted under this Plan.

        (f)    The term "dismissal for cause" as used herein shall mean:

    i.
    A termination of service as a director due to such Optionee's violation of any reasonable rule or regulation of the Board which results in significant damage to the Company or which, after written notice to do so, the Optionee fails to make reasonable efforts to correct within a reasonable time;

    ii.
    Any willful misconduct by the Optionee in the responsibilities reasonably assigned to such Optionee, any willful failure to perform such Optionee's position as a director as required to meet Company objectives; or

    iii.
    The Optionee's performing services for any other corporation or person which competes with the Company while he services as a director of the Company or a Subsidiary Corporation and without the written approval of the Chairman of the Board.

provided, however, that if, at the time in question the Optionee is a party to an agreement with the Company or any of its Subsidiary Corporations which contains a definition of "cause", which is inconsistent with the provisions of this Section 2.5(f), the terms of such agreement shall define "dismissal for cause" for the purposes of the Plan Agreement

ARTICLE III    MISCELLANEOUS

3.1    Amendment of the Plan: Modification of Awards

        (a)   The Board may from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair any rights or obligations under any award theretofore made under the Plan without the consent of the person to whom such award was made. Furthermore, except as and to the extent otherwise permitted by Sections 3.6 or 3.12, no such amendment shall, without approval of the shareholders of the Company:

    i.
    Increase, beyond the amounts set forth in Section 1.6 or as provided in Section 3.6, the number of shares of Common Stock in respect of which Options may be granted;

    ii.
    Change the designation in Section 1.4 of the class of persons eligible to receive awards under the Plan;

    iii.
    Permit an Option to be exercisable more than ten years after the date of grant; or

    iv.
    Extend the term of the Plan beyond the period set forth in Section 3.14.

        (b)   With the consent of the Optionee and subject to the terms and conditions of the Plan (including Section 3.1 (a)), the Committee may amend outstanding Plan Agreements with such Optionee, including, without limitation, any amendment which would (i) accelerate the time or times at which the Option may be exercised and/or (ii) extend the scheduled expiration date of the Option.

3.2    Securities Law Restrictions and Other Restrictions on Transfer of Shares of Common Stock Purchased Pursuant to Options

        Shares issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Plan Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (a) the listing of such shares on any stock exchange (or other public market) on which the shares may then be listed (or regularly traded); and (b) the completion of any registration or qualification of such shares under federal, provincial, state or other law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable. The Company may cause any certificate for any shares of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such shares as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable law or otherwise. Fractional shares of Common Stock shall not be delivered, but shall be rounded to the next lower whole number of shares.

3.3    Non-Assignability

        No right granted to any Optionee under the Plan or under any Plan Agreement shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily) other than by will or by the laws of descent and distribution. During the life of the Optionee, all rights granted to the Optionee under the Plan or under any Plan Agreement shall be exercisable only by him or her. Notwithstanding anything in this Section 3.3 to the contrary, an Optionee may transfer an Option, to the Optionee's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned by such persons, for estate planning purposes, or to the Optionee's current employer. Any transfer of an Option must first be approved by the Committee.

3.4    Requirement of Notification on Election Under Section 83(b) of the Code

        If any Optionee shall, in connection with the exercise of an Option, make the election permitted under Section 83(b) of the Internal Revenue Code of 1986, as amended ("Code") (i.e., an election to include in his or her gross income in the year of transfer the amounts specified in Section 83(b) of the Code), he shall notify the Committee of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

3.5    Withholding Taxes

        Whenever under the Plan shares of Common Stock are to be delivered upon exercise of an Option, the Company shall be entitled to require as a condition of delivery that the Optionee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements, if any, related thereto.

3.6    Adjustments Upon Changes in Capitalization

        The number of shares of Common Stock with respect to which Options may be granted under the Plan, the number of shares of Common Stock subject to Options theretofore granted under the Plan, and the Option exercise price of Options theretofore granted under the Plan shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of a stock dividend after the effective date of this Plan, or other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that any Options to purchase fractional shares of Common Stock resulting from any such adjustment shall be eliminated. Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

3.7    Right of Discharge Reserved

        Nothing in the Plan or in any Plan Agreement shall confer upon any director the right to continue in the service of the Company or any of its Subsidiary Corporations as a director or affect any right which the Company or any of its Subsidiary Corporations may have to terminate the service of such director.

3.8    No Rights as a Stockholder

        No Optionee or other person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option until the issuance of a stock certificate to the Optionee for such shares. Except as otherwise provided in Section 3.6, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

3.9    Nature of Payments

        (a)   Any and all grants of Options and issuances of shares of Common Stock hereunder shall be in consideration of services performed for the Company or its Subsidiary Corporations by the Optionee.

        (b)   All such grants and issuances shall constitute a special incentive payment to the Optionee and shall not be taken into account in computing the amount of compensation of the Optionee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, profit-sharing, bonus, life insurance, disability or other benefit plan of the Company or any Subsidiary Corporations or (ii) any agreement between the Company or any Subsidiary Corporations, on the one hand, and the Optionee on the other hand, except as such plan or agreement shall otherwise expressly provide.

3.10    Non-Uniform Determinations

        The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan Agreements, as to (i) the persons to receive awards under the Plan, (ii) the terms and provisions of awards under the Plan, and (iii) the treatment of leaves of absence pursuant to Section 2.5.

3.11    Other Payments or Awards

        Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, any Subsidiary Corporations or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12    Reorganization

        (a)   In the event that the Company is merged or consolidated with another corporation (whether or not the Company is the surviving corporation) and if there shall be any change in the shares of Common Stock by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another corporation, or in the event of the reorganization or liquidation of the Company (each such event being hereinafter referred to as a "reorganization event") or in the event that the Board shall propose that the Company enter into a reorganization event, then the Committee may in its discretion take any or all of the following actions:

    i.
    By written notice to each Optionee, provide that his or her Options will be terminated unless exercised within thirty days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice (without acceleration of the exercisability of such Options); and

    ii.
    advance the dates upon which any or all outstanding Options shall be exercisable.

        (b)   Whenever deemed appropriate by the Committee, any action referred to in Section 3.12(a) may be made conditional upon the consummation of the applicable reorganization event.

3.13    Section Headings

        The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

3.14    Effective Date and Term of the Plan

        (a)   This Plan is effective as of March 8, 2004, having been approved by the holders of all of the then outstanding Common Stock.

        (b)   The Plan shall terminate on, March 7, 2014 and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to such date shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan.

3.15    Governing Law

        The laws of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

        IN WITNESS WHEREOF, this Thermadyne Holdings Corporation 2004 Non-Employee Directors Stock Option Plan is adopted effective as of March 8, 2004.

THERMADYNE HOLDINGS CORPORATION
By:	President

APPENDIX B

THERMADYNE HOLDINGS CORPORATION
2004 STOCK INCENTIVE PLAN

        1.    Purpose.    Thermadyne Holdings Corporation 2004 Stock Incentive Plan (the "Plan") is intended to provide incentives which will attract, retain and motivate highly competent persons as officers and key employees of Thermadyne Holdings Corporation (the "Company") and its subsidiaries and affiliates, by providing them with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling their personal responsibilities for long-range achievements.

        2.    Administration.

        (a)    Committee.    The Plan will be administered by the Compensation Committee (the "Committee") appointed by the Board of Directors of the Company from among its members and shall be comprised, unless otherwise determined by the Company's Board of Directors, solely of not less than two (2) members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

        (b)    Authority.    The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives.

        (c)    Indemnification.    No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith or willful misconduct.

        (d)    Delegation and Advisers.    The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

        3.    Participants.    Participants will consist of such officers and key employees of the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

        4.    Type of Benefits.    Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock Awards, and (d) Stock Units (each as described below, and collectively, the "Benefits"). Restricted Stock Awards and Stock Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 10 hereof. Benefits granted under the Plan shall be evidenced by an agreement (which need not be identical) that may provide additional terms and conditions associated with such Benefits, as determined by the Committee in its sole discretion, provided, however, that in the event of any conflict between the provisions of the Plan and any such agreement, the provisions of the Plan shall prevail.

        5.    Common Stock Available Under the Plan.

        (a)    Basic Limitations.    The aggregate number of shares of common stock of the Company (hereinafter called "Common Stock") that may be subject to Benefits, granted under this Plan shall be 1,477,778 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 12 hereof.

        (b)    Additional Shares.    Any shares of Common Stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, or any shares subject to Restricted Stock Awards or Stock Units which are forfeited, or any shares delivered to the Company as part or full payment for the exercise of a Stock Option, Stock Appreciation Right or Restricted Stock Award shall again be available for Benefits under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Benefits (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) that may be granted to any individual participant under the Plan.

        (c)    Acquisitions.    In connection with the acquisition of any business by the Company or any of its subsidiaries or affiliates, any outstanding grants, awards or sales of options or other similar rights pertaining to such business may be assumed or replaced by Benefits under the Plan upon such terms and conditions as the Committee determines. The date of any such grant or award shall relate back to the date of the initial grant or award being assumed or replaced, and service with the acquired business shall constitute service with the Company or its subsidiaries or affiliates for purposes of such grant or award. Any shares of Common Stock underlying any grant or award or sale pursuant to any such acquisition shall be disregarded for purposes of applying the limitations under and shall not reduce the number of shares of Common Stock available under Section 5(a) above.

        6.    Stock Options.

        (a)    Generally.    Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be "incentive stock options" ("Incentive Stock Options"), within the meaning of Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions, including vesting, consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

        (b)    Exercise Price.    Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant, except that the per share exercise price shall not be less than its Fair Market Value (as defined in Section 15, below) on the date of grant.

        (c)    Payment of Exercise Price.    The option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock of the Company then owned by the participant, provided such shares have been held for at least six (6) months. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option.

        (d)    Exercise Period.    Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions, including vesting, as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted except in the event of a participant's death, in which case, the exercise period of such participant's Stock Options may be extended beyond such period but no later than one (1) year after the participant's death. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant.

        (e)    Restoration of Stock Options.    The Committee may, at the time of grant of an option, provide for the grant of a subsequent Restoration Stock Option if the exercise price is paid for by delivering previously owned shares of Common Stock of the Company. Restoration Stock Options (i) may be granted in respect of no more than the number of shares of Common Stock tendered in exercising the predecessor Stock Option, (ii) shall have an exercise price equal to the Fair Market Value (as defined in Section 15 below) on the date the Restoration Stock Option is granted, and (iii) may have an exercise period that does not extend beyond the remaining term of the predecessor Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.

        (f)    Limitations on Incentive Stock Options.    Incentive Stock Options may be granted only to participants who are employees of the Company or of a "Parent Corporation" or "Subsidiary Corporation" (as defined in Sections 424(e) and (1) of the Code, respectively) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any Parent Corporation or Subsidiary Corporation) shall not exceed one hundred thousand dollars ($100,000). For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. No Incentive Stock Option may be exercised later than ten (10) years after the date it is granted.

        (g)    Additional Limitations on Incentive Stock Options for Ten Percent Shareholders.    Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent

(10%) of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation, unless the exercise price of the option is fixed at not less than one hundred ten percent (110%) of the Fair Market Value (as defined in Section 15, below) of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five (5) years from the date of grant of such option.

        7.    Stock Appreciation Rights.

        (a)    Generally.    The Committee may, in its discretion, grant Stock Appreciation Rights, including a concurrent grant of Stock Appreciation Rights in tandem with any Stock Option grant. A Stock Appreciation Right means a right to receive a payment in cash, Common Stock or a combination thereof, an amount equal to the excess of (i) the Fair Market Value (as defined in Section 15, below), of a specified number of shares of Common Stock on the date the right is exercised over (ii) the Fair Market Value (as defined in Section 15, below), of such shares of Common Stock on the date the right is granted, or other specified amount, all as determined by the Committee: provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, the designated Fair Market Value in the award agreement shall reflect the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions, including vesting, as the Committee shall impose from time to time.

        (b)    Exercise Period.    Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions, including vesting, as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten (10) years after the date it is granted except in the event of a participant's death, in which case, the exercise period of such participant's Stock Appreciation Rights may be extended beyond such period but no later than one (1) year after the participant's death. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such right at the date of grant.

        8.    Restricted Stock Awards.

        (a)    Generally.    The Committee may, in its discretion, grant Restricted Stock Awards (which may include mandatory payment of any bonus in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor. A Restricted Stock Award shall be construed as an offer by the Company to the participant to purchase the number of shares of Common Stock subject to the Restricted Stock Award at the purchase price, if any, established therefor. Any right to acquire the shares under the Restricted Stock Award that is not exercised by the participant within thirty (30) days after the grant is communicated shall automatically expire.

        (b)    Payment of the Purchase Price.    If the Restricted Stock Award requires payment therefor, the purchase price of any shares of Common Stock subject to a Restricted Stock Award may be paid in any manner authorized by the Committee, which may include any manner authorized under the Plan for the payment of the exercise price of a Stock Option. Restricted Stock Awards may also be made in consideration of services rendered to the Company' or its subsidiaries or affiliates.

        (c)    Additional Terms.    Restricted Stock Awards may be subject to such terms and conditions, including vesting, as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods, and may constitute Performance-Based Awards, as described in Section 10 hereof. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed.

        (d)    Rights as a Shareholder.    The Restricted Stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Restricted Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.

        9.    Stock Units.

        (a)    Generally.    The Committee may, in its discretion, grant Stock Units (as defined in subsection (c) below) to participants hereunder. Stock Units may be subject to such terms and conditions, including vesting, as the Committee determines appropriate. Stock Units may constitute Performance-Based Awards, as described in Section 10 hereof A Stock Unit granted by the Committee shall provide payment in shares of Common Stock at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 9 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined in subsection (c) below).

        (b)    Settlement of Stock Units.    Shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee provides for the payment of the Stock Units in cash equal to the value of the shares of Common Stock which would otherwise be distributed to the participant or partly in cash and partly in shares of Common Stock.

        (c)    Definitions.    A "Stock Unit" means a notional account representing one (1) share of Common Stock. A "Dividend Equivalent Right" means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

        10.    Performance-Based Awards.

        (a)    Generally.    Any Benefits granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of hurdle rates and/or growth rates in one or more business criteria that apply to the individual participant, one or more business units or the Company as a whole.

        (b)    Business Criteria.    The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) net sales growth; (iv) market share; (v) operating profit; (vi) earnings before interest and taxes ("EBIT"); (vii) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (viii) gross margin; (iv) expense targets; (x) working capital targets relating to inventory and/or accounts receivable; (xi) operating margin; (xii) return on equity; (xiii) return on assets; (xiv) planning accuracy (as measured by comparing planned results to actual results); (xv) market price per share; and (xvi) total return to stockholders. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria.

        (c)    Establishment of Performance Goals.    With respect to Performance-Based Awards, the Committee shall establish in writing (i) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (ii) the individual employees or class of employees to which such performance goals apply no later than ninety (90) days after the commencement of such period (but in no event after twenty-five percent (25%) of such period has elapsed).

        (d)    Certification of Performance.    No Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

        (e)    Modification of Performance-Based Awards.    With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal.

        11.    Foreign Laws.    The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity: provided, however, that no such Benefits may be granted pursuant to this Section II and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable

        12.    Adjustment Provisions; Change in Control.

        (a)    Adjustment Generally.    If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option and Stock Appreciation Right such that each such Stock Option and Stock Appreciation Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option or Stock Appreciation Right had such Stock Option or Stock Appreciation Right been exercised m full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur.

        (b)    Modification of Benefits.    In the event of any change or distribution described in subsection (a) above, in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee will have authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits; provided, however, that any such arithmetic adjustment to a Performance-Based Award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award. Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods; provided, however, that any such arithmetic adjustment to a Performance-Based Award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award. In addition, other than with respect to Stock Options, Stock Appreciation Rights, and other awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing,

(i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.

        (c)    Effect of a Change in Control.    Notwithstanding any other provision of this Plan, if there is a Change in Control (as defined in subsection (d) below) of the Company, all then outstanding Stock Options, Stock Appreciation Rights and Stock Units shall vest and become exercisable and any restrictions on Restricted Stock Awards or Stock Units shall lapse. Thereafter, all Benefits shall be subject to the terms of any agreement effecting the Change in Control, which agreement, may provide, without limitation, that each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and that such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right. an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share underlying such Stock Option or Stock Appreciation Right with such amount payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. A provision like the one contained in the preceding sentence shall be inapplicable to a Stock Option or Stock Appreciation Right granted within six (6) months before the occurrence of a Change in Control if the holder of such Stock Option or Stock Appreciation Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

        (d)    Definitions.    For purposes of this Section 12, a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events:

            (i)  Any person (as such term is used in Section 13(d) of the Exchange Act) becomes the "beneficial owner" (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

           (ii)  During any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the members of the Board of Directors and any new director, whose election to the Board of Directors or nomination for election to the Board of Directors by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors; or

          (iii)  The Company shall merge with or consolidate into any other corporation. other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (iv)  The stockholders of the Company approve and effect a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

        13.    Nontransferability.    Each Benefit granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit other than an Incentive Stock Option may permit the transferability of a Benefit by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons. subject to any restriction included in the award of the Benefit.

        14.    Other Provisions.    The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the forfeiture of, or restrictions on resale or other disposition of Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a Change in Control of the Company, for the payment of the value of Benefits to participants in the event of a Change in Control of the Company, or to comply with Federal and state securities laws. or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan

        15.    Fair Market Value.    For purposes of the Plan and Benefits awarded hereunder, "Fair Market Value" means the average of the high bid and low asked prices of shares of Common Stock in the over-the-counter market, as reported by the Nasdaq or such other system then in use, or, if on any such date such shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Committee. If Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the mean between the bid and asked prices, if no closing price is reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable. If Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the preceding day when the markets are open. Notwithstanding the preceding, for Federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee in accordance with uniform and nondiscretionary standards adopted from time to time. If the Common Stock is not readily available, "Fair Market Value" shall mean the amount determined in good faith by the Committee as the fair market value of Common Stock.

        16.    Withholding.    All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at minimum statutory withholding rates.

        17.    Tenure.    A participant's right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

        18.    Unfunded Plan.    Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general fluids of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

        19.    No Fractional Shares.    No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        20.    Duration, Amendment and Termination.    No Benefit shall be granted more than ten (10) years after the Effective Date. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. No amendment of the Plan may be made without approval of the stockholders of the Company if the amendment will: (i) disqualify any Incentive Stock Options granted under the Plan; (ii) increase the aggregate number of shares of Common Stock that may be delivered through Stock Options under the Plan; (iii) increase either of the maximum amounts which can be paid to an individual participant under the Plan as set forth in Section 5 hereof; (iv) change the types of business cnteria on which Performance-Based Awards are to be based under the Plan; or (v) modify the requirements as to eligibility for participation in the Plan.

        21.    Governing Law.    This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

        22.    Effective Date.    The Plan shall be effective as of March 8, 2004, the date on which the Plan was adopted by the Committee (the "Effective Date"), provided that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within twelve (12) months of the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Benefit shall be cancelled.

        23.    Securities Law Restrictions and Other Restrictions on Transfer of Shares of Common Stock.    Shares of Common issued pursuant to the Plan shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (a) the listing of such shares on any stock exchange (or other public market) on which the shares may then be listed (or regularly traded); and (b) the completion of any registration or qualification of such shares under federal, provincial, state or other law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable. The Company may cause any certificate for any shares of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such shares as provided in this Plan or as the Committee may otherwise require. The committee may require any person needing a Benefit to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable law or otherwise. Fractional shares of Common Stock shall not be delivered, but shall be rounded to the next lower whole number of shares.

        IN WITNESS WHEREOF, this Thermadyne Holdings Corporation 2004 Stock Incentive Plan is adopted this    day of March, 2004.

THERMADYNE HOLDINGS CORPORATION

By:
President

Index of Defined Terms

Term	Section Where Defined or First Used
Benefits	4
Change in Control	12	(d)
Code	2	(a)
Committee	2	(a)
Common Stock	5	(a)
Company	1
Dividend Equivalent Right	9	(c)
Effective Date	22
Exchange Act	2	(a)
Fair Market Value	15
Incentive Stock Option	6	(a)
Non-Employee Director	2	(a)
Nonqualified Stock Option	6	(a)
Parent Corporation	6	(f)
Performance-Based Awards	10	(a)
Plan	1
Restoration Stock Options	6	(e)
Restricted Stock Award	8
Stock Appreciation Rights	7
Stock Options	6
Stock Unit	9	(c)
Subsidiary Corporation	6	(f)

APPENDIX C

THERMADYNE HOLDINGS CORPORATION
NON-EMPLOYEE DIRECTORS'
DEFERRED STOCK COMPENSATION PLAN

ARTICLE I

INTRODUCTION

        I.1    Establishment.    Thermadyne Holdings Corporation (the "Company") hereby establishes the Thermadyne Holdings Corporation Non-employee Directors' Deferred Stock Compensation Plan (the "Plan") for those directors of the Company who are not employees of the Company or any of its subsidiaries or affiliates. The Plan allows Non-employee Directors to defer the receipt of cash compensation and to receive such deferred compensation in the form of Shares.

        I.2    Purpose.    The Plan is intended to advance the interests of the Company and its stockholders by providing a means to attract and retain qualified persons to serve as Non-employee Directors and to promote ownership by Non-employee Directors of a greater proprietary interest in the Company, thereby aligning such Directors' interests more closely with the interests of stockholders of the Company.

        I.3    Effective Date.    The Plan shall become effective as of January 1, 2004 (the "Effective Date").

ARTICLE II

DEFINITIONS

        Certain terms used in this Plan have the meanings set forth in Appendix I.

ARTICLE III

SHARES AVAILABLE UNDER THE PLAN

        Subject to adjustment as provided in Article X, the maximum number of Shares that may be distributed in settlement of Stock Unit Accounts under the Plan shall be one hundred thousand (100,000). Such Shares may include authorized but unissued Shares, treasury Shares or Shares that have been reacquired by the Company.

ARTICLE IV

ADMINISTRATION

        The Plan shall be administered by the Board or such other committee as may be designated by the Board. The Committee shall have the authority to make all determinations it deems necessary or advisable for administering the Plan, subject to the express provisions of the Plan. Notwithstanding the foregoing, no Director who is a Participant under the Plan shall participate in any determination relating solely or primarily to his or her own Shares, Stock Units or Stock Unit Account.

ARTICLE V

ELIGIBILITY

        Each person who is a Non-employee Director on a Deferral Date shall be eligible to defer Fees payable on such date in accordance with Article VI of the Plan. If any Non-employee Director subsequently becomes an employee of the Company or any of its subsidiaries, but does not incur a Termination of Service, such Director shall continue as a Participant with respect to Fees previously deferred, but shall cease eligibility with respect to all future Fees, if any, earned while an employee.

ARTICLE VI

DEFERRAL ELECTIONS IN LIEU OF CASH PAYMENTS

        VI.1    General Rule.    Each Non-employee Director may, in lieu of receipt of Fees, defer any or all of such Fees in accordance with this Article VI, provided that such Non-employee director is eligible under Article V of the Plan to defer such Fees at the date any such Fees are otherwise payable. A Director may elect to defer a percentage (of not less than 25% and in 5% increments up to 100%) of his or her Fees.

        VI.2    Timing of Election.    Each Non-employee Director who is serving on the Board on the Effective Date may make a Deferral Election at any time prior to the Effective Date. Any person who is not then serving as a Non-employee Director may make a Deferral Election before the first date on which he or she is entitled to receive Fees. A Non-employee Director who does not make a Deferral Election when first eligible to do so may make a Deferral Election at such time before any subsequent calendar year in accordance with administrative procedures established with respect to the Plan.

        VI.3    Effect and Duration of Election.    A Deferral Election shall apply to Fees payable after the date such election is made and shall be deemed to be continuing and applicable to all Fees payable in subsequent calendar years, unless the participant revokes or modifies such election by filing a new election form at such time before the first day of any subsequent calendar year in accordance with administrative procedures established with respect to the Plan, effective for all Fees payable on and after the first day of such calendar year.

        VI.4    Form of Election.    A Deferral Election shall be made in a manner satisfactory to the Committee. Generally, a Deferral Election shall be made by completing and filing the specified election form with the Secretary or his or her designee within the period described in Section VI.2 or Section VI.3.

        VI.5    Establishment of Stock Unit Account.    The Company shall establish a Stock Unit Account for each Participant. All Fees deferred pursuant to this Article VI shall be credited to the Participant's Stock Unit Account as of the Deferral Date and converted to Stock Units. The number of Stock Units credited to a Participant's Stock Unit Account as of a Deferral Date shall equal the amount of the deferred Fees divided by the Fair Market Value of a Share on such Deferral Date, with fractional units calculated to three decimal places. Fractional Stock Units shall be credited cumulatively, but any fractional Stock Unit in a Participant's Stock Unit Account at the time of a distribution under Article VII shall be converted into cash equal to the Fair Market Value of a corresponding fractional Share on the date of distribution.

        VI.6    Crediting of Dividend Equivalents.    As of each dividend payment date with respect to Shares, each Participant shall have credited to his or her Stock Unit Account a dollar amount equal to the amount of cash dividends that would have been paid on the number of Shares equal to the number of Stock Units credited to the Participant's Stock Unit Account as of the close of business on the record date for such dividend. Such dollar amount shall then be converted into a number of Stock Units equal to the number of whole and fractional Shares that could have been purchased with such dollar amount at Fair Market Value on the dividend payment date.

ARTICLE VII

SETTLEMENT OF STOCK UNITS

        VII.1    Timing of Payment.    A Participant shall receive or begin receiving a distribution of his or her Stock Unit Account in the manner described in Section VII.2 either (i) on or as soon as administratively feasible after the first day of the second calendar month immediately following the month in which the Participant incurs a Termination of Service (but not less than six months after the Participant has made a Deferral Election), (ii) if the Participant has made an election to defer payment in accordance with this Section, on or as soon as administratively feasible after January 1 of the year immediately following the date on which the Participant incurs a Termination of Service, (iii) if the Participant has made an election to defer payment in accordance with this Section, on or as soon as administratively feasible after the date specified by the Participant, or (iv) if elected by the Participant, upon a Change of Control. A Participant must deliver an election to defer the distribution or commencement of distribution to the Secretary or his or her designee at least 6 months (or such longer period determined by the Committee) before the earlier of the date on which the Participant incurs a Termination of Service or the previously designated distribution date.

        VII.2    Payment Options.    A Deferral Election filed under Article VI shall specify whether the Participant's Stock Unit Account is to be settled by delivering to the Participant the number of Shares equal to the number of whole Stock Units then credited to the Participant's Stock Unit Account, in either (i) a lump sum, or (ii) substantially equal annual installments over a period not to exceed 5 years. Any fractional Stock Unit credited to a Participant's Stock Unit Account at the time of a distribution shall be paid in cash at the time of such distribution. A Participant may change the manner in which his or her Stock Unit Account is distributed by delivering a new election form to the Secretary or to his or her designee at least 6 months (or such longer period determined by the Committee) before the earlier of the date on which the Participant incurs a Termination of Service or the previously designated distribution date.

        VII.3    Payment Upon Death of a Participant.    If a Participant dies before the entire balance of his or her Stock Unit Account has been distributed, the balance of the Participant's Stock Unit Account shall be paid in Shares as soon as administratively feasible after the Participant's death, to the beneficiary designated by the Participant under Article IX.

        VII.4    Continuation of Dividend Equivalents.    If payment of Stock Units is deferred pursuant to Section VII.2, the Participant's Stock Unit Account shall continue to be credited with dividend equivalents as provided in Section VI.6 until the entire balance of the Participant's Stock Unit Account has been distributed.

ARTICLE VIII

UNFUNDED STATUS

        VIII.1    General.    The interest of each Participant in any Fees deferred under the Plan (and any Stock Units or Stock Unit Account relating thereto) shall be that of a general creditor of the Company. Stock Unit Accounts, and Stock Units credited thereto, shall at all times be maintained by the Company as bookkeeping entries evidencing unfunded and unsecured general obligations of the Company. Except as provided in Section VIII.2, no money or other assets shall be set aside for any Participant.

        VIII.2    Trust.    To the extent determined by the Board, the Company may transfer funds necessary to fund all or part of the payments under the Plan to a trust; provided, the assets held in such trust shall remain at all times subject to the claims of the general creditors of the Company. No participant or beneficiary shall have any interest in the assets held in such trust or in the general assets of the Company other than as a general, unsecured creditor. Accordingly, the Company shall not grant a security interest in the assets held by the trust in favor of any Participant, beneficiary or creditor.

ARTICLE IX

DESIGNATION OF BENEFICIARY

        Each Participant may designate, on a form provided by the Committee, one or more beneficiaries to receive payment of the Participant's Stock Unit Account in the event of such Participant's death. The Company may rely upon the beneficiary designation list filed with the Committee, provided that such form was executed by the Participant or his or her legal representative and filed with the Committee prior to the Participant's death. If a Participant has not designated a beneficiary, or if the designated beneficiary is not surviving when a payment is to be made to such person under the Plan, the beneficiary with respect to such payment shall be the Participant's surviving spouse, or if there is no surviving spouse, the Participant's estate.

ARTICLE X

ADJUSTMENT PROVISIONS

        In the event of a reorganization, recapitalization, stock split, stock dividend, spin-off, combination, corporate exchange, merger, consolidation or other change in the Common Stock or any distribution to stockholders of Common Stock other than cash dividends or any transaction determined in good faith by the Board or Committee to be similar to the foregoing, the Board or Committee shall make appropriate equitable changes in the number and type of Shares authorized by this Plan, and the number and type of Shares to be delivered upon settlement of Stock Unit Accounts under Article VII.

ARTICLE XI

GENERAL PROVISIONS

        XI.1    No Stockholder Rights Conferred.    Nothing contained in the Plan will confer upon any Participant or beneficiary any rights of a Stockholder of the Company, unless and until Shares are in fact issued or transferred to such Participant or beneficiary in accordance with Article VII.

        XI.2    Changes to The Plan.    The Board may amend, alter, suspend, discontinue, extend, or terminate the Plan without the consent of Participants; provided, no action taken without the consent of an affected Participant may materially impair the rights of such Participant with respect to any Stock Units credited to his or her Stock Unit Account at the time of such change or termination except that the Board may without the consent of any Participant terminate the Plan and pay out Shares with respect to Stock Units then credited to Participant's Stock Unit Account upon a Change in Control.

        XI.3    Compliance With Laws and Obligations.    The Company will not be obligated to issue or deliver Shares in connection with the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other laws, regulations, or contractual obligations of the Company, until the Company is satisfied that such laws, regulations and other obligations of the Company have been complied with in full. Certificates representing Shares delivered under the Plan will be subject to such restrictions as may be applicable under such laws, regulations and other obligations of the Company.

        XI.4    Limitations on Transferability.    Stock Units and other rights under the Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant.

        XI.5    Governing Law.    The validity, construction and effect of the Plan and any agreement hereunder will be determined in accordance with the Delaware General Corporation Law.

        XI.6    Plan Termination.    Unless earlier termination by action of the Board, the Plan will remain in effect until such time as no Shares remain available for delivery under the Plan and the Company has no further rights or obligations under the Plan.

APPENDIX I

        "Annual Meeting" means the Annual Meeting of stockholders of the Company.

        "Board" means the Board of Directors of the Company.

        "Change in Control" means the occurrence of any of the following:

  (a)
  Any "Person" (having the meaning ascribed to such term in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended ("1934 Act") and used in Sections 13(d) and 14(d) thereof, including a "group" within the meaning of Section 13(d)(3)) has or acquires "Beneficial Ownership" (within the meaning of Rule 13d-3 under the 1934 Act) of fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors ("Voting Securities"); provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are held or acquired by the following: (i) the Company or any of its subsidiaries, (ii) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any of its subsidiaries (the persons or entities described in (i) and (ii) shall collectively be referred to as the "Excluded Group") or (iii) any underwriter (strictly in its capacity as underwriter) of an Initial Public Offering or initial purchaser (strictly in its capacity as initial purchaser) in a Rule 144A offering, shall not constitute a Change in Control.

  (b)
  At any time during a period of two consecutive years, the individuals who at the beginning of such period constituted the Board (the "Incumbent Board") cease for any reason to constitute more than fifty percent (50%) of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of more than fifty percent (50%) of the directors then comprising the Incumbent Board, such new director shall, for purposes of this subsection (b), be considered as though such person were a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of (i) either an actual "Election Contest" (as described in the former Rule 14a-11 promulgated under the 1934 Act) or other actual solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board (a "Proxy Contest"), or (ii) by reason of any agreement intended to avoid or settle any actual or threatened Election Contest or Proxy Contest.

  (c)
  Immediately prior to a consummation of a merger, consolidation or reorganization or similar event involving the Company, whether in a single transaction or in a series of transactions ("Business Combination"), unless, following such Business Combination:

              (i)  the Persons with Beneficial Ownership of the Company, immediately before such Business Combination, have Beneficial Ownership of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation (or in the election of a comparable governing body of any other type of entity) resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Surviving Company") in substantially the same proportions as their Beneficial Ownership of the Voting Securities immediately before such Business Combination;

             (ii)  the individuals who were members of the Incumbent Board immediately prior to the execution of the initial agreement providing for such Business Combination constitute more than fifty percent (50%) of the members of the board of directors (or comparable governing body of a noncorporate entity) of the Surviving Company; and

            (iii)  no Person (other than a member of the Excluded Group or any Person who immediately prior to such Business Combination had Beneficial Ownership of fifty percent (50%) or more of the then Voting Securities) has Beneficial Ownership of fifty percent (50%) or more of the then combined voting power of the Surviving Company's then outstanding voting securities.

  (d)
  Immediately prior to the assignment, sale, conveyance, transfer, lease or other disposition of all or substantially all of the assets of the Company to any Person (other than a member of the Excluded Group) unless, immediately following such disposition, the conditions set forth in paragraph (c)(i), (ii) and (iii) above will be satisfied with respect to the entity which acquires such assets.

  (e)
  Approval by the Company's stockholders of a liquidation or dissolution of the Company or the occurrence of a liquidation or dissolution of the Company.

        "Committee" means the Board or a committee appointed to administer the Plan under Article IV.

        "Common Stock" means the Company's class of capital stock designed as Common Stock, par value one cent ($0.01) per share, or, in the event that the outstanding shares of Common Stock are after the Effective Date recapitalized, converted into or exchanged for different stock or securities of the Company, such other stock or securities.

        "Company" means Thermadyne Holdings, Inc. a Delaware corporation, or any successor thereto.

        "Deferral Date" means the date Fees would otherwise have been paid to the Participant.

        "Deferral Election" means a written election to defer Fees under the Plan.

        "Director" means any individual who is a member of the Board.

        "Fair Market Value" of a share of Common Stock means on a given date (a) if the principal market for the Common Stock is the Nasdaq stock market, a national securities exchange or other recognized national market or service reporting sales, the mean between the highest and lowest reported sale prices of a share of Common Stock on the date of the determination on the principal market on which the Common Stock is then listed or admitted to trading, (b) if the Common Stock is not listed on the Nasdaq stock market, a national securities exchange or other recognized national market or service reporting sales, the mean between the closing high bid and low asked prices of a share of Common Stock on the date of the determination as reported by the system then regarded as the most reliable source of such quotations, (c) if the Common Stock is listed on a domestic stock exchange or market or quoted in a domestic market or service, but there are not reported sales or quotations, as the case may be, on the given date, the value determined pursuant to (a) or (b) above using the reported sale prices or quotations on the last previous day on which so reported or (d) if none of the foregoing clauses apply, the fair market value of a share of Common Stock as determined in good faith by the Board and stated in writing in a notice delivered to the holders of the Common Stock involved.

        "Fees" means all or part of any retainer or meeting fees payable in cash to a Non-employee Director in his or her capacity as a Director. Fees shall not include any expenses paid directly or through reimbursement.

        "Non-employee Director" means a Director who is not an employee of the Company or any of its subsidiaries or affiliates. For purposes of the Plan, an employee is an individual whose wages are subject to withholding of federal income tax under Section 3401 of the Internal Revenue Code of 1986, as amended.

        "Participant" means a Non-employee Director who defers Fees under Article VI of the Plan.

        "Secretary" means the Secretary or any Assistant Secretary of the Company.

        "Shares" means shares of the Common Stock.

        "Stock Units" means the credits to a Participant's Stock Unit Account under Article VI of the Plan, each of which represents the right to receive one Share upon settlement of the Stock Unit Account.

        "Stock Unit Account" means the bookkeeping account established by the Company pursuant to Section VI.5.

        "Termination of Service" means termination of service as a Director for any reason.

APPENDIX D

THERMADYNE HOLDINGS CORPORATION

AUDIT COMMITTEE
CHARTER

I.    PURPOSE

        The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management regarding: (i) the conduct of the Company's financial reporting process, including by overviewing the integrity of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, (ii) the performance of the Company's systems of internal accounting, financial controls and audit function, (iii) the performance of the Company's independent auditors, including their qualifications and independence, and the annual independent audit of the Company's financial statements, (iv) the preparation of the audit committee report required by SEC rules to be included in the Company's annual proxy statement, (v) the Company's legal and regulatory compliance, and (vi) the Company's code of ethics as established by management and the Board.

        The Committee shall review the adequacy of this Charter periodically.

II.    COMMITTEE MEMBERSHIP

        The Committee shall be comprised of not less than three members of the Board, all of whom shall be independent, and the Committee's composition will meet all the guidelines of the Audit Committee Policy of the Nasdaq National Market, and any requirements of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") or rules adopted by the SEC relating to audit committees.

        The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a chair of the Committee is elected by the full Board, the members of the Committee may designate a chair by majority vote of the full Committee membership. Any member of the Committee may be removed, with or without cause, by the Board at any time.

III.    COMMITTEE MEETINGS

        The Committee shall meet as often as it deems necessary or appropriate, generally at least four times annually, or more frequently as circumstances dictate. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. As part of its role to foster open communication and to discharge its oversight role, the Committee or its chairperson should meet periodically with management, and the outside auditor and the Committee should meet in separate executive sessions to discuss any matters the Committee believes should be discussed privately.

IV.    KEY RESPONSIBILITIES

        The Committee's role is one of oversight and it recognizes the Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management including the internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work. In discharging its oversight role, the Committee may investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee has the power to retain outside counsel, auditors or other experts for this purpose and will receive funding from the Company to engage such advisors. The outside auditor is ultimately accountable to the Committee.

        The following functions and responsibilities are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

        To fulfill its role, the Committee shall:

A.    Continuous Activities—General

  1.
  Have the direct responsibility for the appointment, evaluation, compensation and oversight of the work of the outside auditor and, where appropriate the dismissal of the outside auditor. The outside auditor shall report directly to the Committee, and the Committee's responsibility includes the resolution of disagreements between management and the outside auditor regarding financial reporting.

  2.
  Report its findings regularly to the Board, including any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the outside auditors or the performance of the internal audit function.

  3.
  Consider and pre-approve all auditing services provided by the Company's outside auditors. All non-audit services permitted pursuant to law to be provided by the auditor must also be considered and pre-approved by the Committee and such approvals must be disclosed in the Company's periodic public filings. The Committee may delegate the authority to grant pre-approvals to one or more members of the Committee, whose decisions must be presented to the full Committee at its scheduled meetings.

  4.
  Consider and review with the outside auditors and management: (i) the adequacy of the Company's disclosure controls and procedures and internal controls; (ii) all significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; (iii) any material fraud against the Company involving any employee, (iv) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and, (v) the related findings and recommendations of the outside auditors together with management's responses.

  5.
  Consider and review with management, the Chief Financial Officer or Controller and the outside auditor: (i) significant findings during the year, including the status of previous audit recommendations; (ii) any audit problems or difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information; (iii) any changes required in the planned scope of the audit plan; (iv) the audit budget and staffing; and (v) the coordination of audit efforts in order to monitor completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

  6.
  Inquire of management, the outside auditor, and the Chief Financial Officer or Controller about significant risks or exposures and assess the steps management has taken to minimize such risks. Discuss with management, the outside auditor, and the Chief Financial Officer or Controller and oversee the Company's underlying policies with respect to risk assessment and risk management.

  7.
  Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

B.    Continuous Activities—Specific Reporting Policies and Scheduled Activities

  1.
  Review and discuss with management and the outside auditor the accounting policies that may be viewed as critical, and review and discuss any significant changes in the accounting policies of the Company and any accounting and financial reporting proposals that may have a significant impact on the Company's financial reports. Inquire as to the outside auditor's views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

  2.
  Review and discuss with management and the outside auditor any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company. The Committee shall review, discuss with management and the outside auditor and approve any transactions or courses of dealing with related parties (e.g., including significant shareholders of the Company, directors, corporate officers or other members of senior management or their family members) that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties.

  3.
  Review with the independent auditor (i) all of its significant findings during the year, including the status of previous audit recommendations, (ii) any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise), (iii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement and (iv) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company.

  4.
  Review the Company's financial statements, including (i) prior to public release, reviewing with management and the independent auditor the Company's annual and quarterly financial statements to be filed with the SEC, including (A) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," (B) any certifications regarding the financial statements or the Company's internal accounting and financial controls and procedures and disclosure controls or procedures filed with SEC by the Company's senior executive and financial officers and (C) discussing with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 or No. 71; (ii) with respect to the independent auditor's annual audit report and certification, before release of the annual audited financial statements, meeting separately with the independent auditor without any management member present and discussing the adequacy of the Company's system of internal accounting and financial controls and the appropriateness of the accounting principles used in and the judgments made in the preparation of the Company's audited financial statements and the quality of the Company's financial reports; (iii) making a recommendation to the Board regarding the inclusion of the audited annual financial statements in the Company's Annual Report on Form 10-K to be filed with the SEC; and (iv) prior to submission to any governmental authority of any financial statements of the Company that differ from the financial statements filed by the Company with the SEC, reviewing such financial statements and any report, certification or opinion thereon provided by the independent auditor;

  5.
  At least annually, obtain and review a report by the outside auditor describing: (i) the firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal qualify-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the outside auditor and the Company (to be set out in the formal written statement described below).

  6.
  On an annual basis, request from the outside auditor a formal written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence. The Committee shall also (i) consider whether, in the interest of assuring continuing independence of the outside auditor, the Company should regularly rotate its outside auditor; and (ii) set clear hiring policies for employees or former employees of the outside auditors.

  7.
  Prepare a report to be included in the Company's annual proxy statement stating whether or not the Committee (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the outside auditors the matters required to be discussed by SAS No. 61 and 90; (iii) has received the written disclosure and letter from the outside accountants (delineating all relationships they have with the Company) and has discussed with them their independence; and (iv) based on the review and discussions referred to above, the members of the Committee recommended to the Board that the audited financials be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

  8.
  Conduct periodic self-evaluations of the performance of the Committee, including its effectiveness and compliance with the Charter of the Committee.

C.    "When Necessary" Activities

  1.
  Review and concur in the appointment, replacement, reassignment, or dismissal of the Chief Financial Officer or Controller.

  2.
  Have direct responsibility for the appointment, evaluation, compensation and oversight of the work of the external auditor and, where appropriate, the dismissal of the external auditor.

  3.
  Review periodically with General Counsel legal and regulatory matters that may have a material impact on the Company's financial statement compliance policies and programs.

  4.
  Inquire as to the view of the outside auditors of the accounting treatment related to significant new transactions or other significant matters or events not in the ordinary course of business.

  5.
  Review periodically with senior management the provisions of the Company's code of business conduct and ethics (including the Company's policies and procedures with regard to trading by Company personnel in securities of the Company and use in trading of proprietary or confidential information) as adopted by the Board or senior management, including any waivers provided under such code since the last annual review; provided that any such waiver shall be reported by the Committee to the Board and approval of the Board shall also be required for any such waiver applicable to any officer who is a member of the Board.

APPENDIX E

THERMADYNE HOLDINGS CORPORATION

NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

I.    PURPOSE

        The Nominating and Corporate Governance Committee (the "Committee") shall assist the Board of Directors (the "Board") in fulfilling its responsibility to the shareholders, potential shareholders and investment community by (i) identifying individuals qualified to serve as directors and by selecting, or recommending the Board select, the nominees for all directorships, whether such directorships are filled by the Board or the shareholders, (ii) developing and recommending to the Board a set of corporate governance guidelines and principles and (iii) reviewing, on a regular basis, the overall corporate governance of the Company and recommending improvements when necessary.

II.    COMMITTEE MEMBERSHIP

        The Committee shall be comprised of three or more members of the Board, each of whom is determined by the Board of Directors to be "independent" in accordance with the rules of the NASDAQ National Market.

        The members of the Committee shall be appointed by the Board and continue to be members until their successors are elected and qualified or until their earlier resignation or removal. The Board of Directors may remove any member of the Committee, with or without cause, at any time.

        The Board may appoint one member to be the Chairman. If the Board fails to appoint a Chairman, the members of the Committee shall elect a Chairman by majority vote of all members. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

III.    COMMITTEE MEETINGS; ACTION BY THE COMMITTEE

        The Committee shall have regular meetings on a semi-annual basis, or more frequently as circumstances dictate. Any member of the Committee may call a special meeting of the Committee. Meetings of the Committee may be held telephonically. A majority of the members of the Committee shall constitute a quorum sufficient for the taking of any action by the Committee.

        The Committee may form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely comprised of members of the Committee. The requirements for action by a subcommittee shall, except as otherwise provided by act of the Committee, be the same as applicable to the Committee.

        All non-management directors who are not members of the Committee may attend meetings of the Committee but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company and such other persons as it deems appropriate. The Committee may also exclude from its meetings any persons it deems appropriate.

IV.    RESPONSIBILITIES AND AUTHORITY

        The responsibilities of the Committee are set forth below. The Committee shall also carry out any other responsibilities assigned to it by the Board from time to time.

        In fulfilling its responsibilities, the Committee may investigate any matter brought to its attention. The Committee may retain outside counsel or other advisors for this purpose and will receive adequate funding from the Company to engage such advisors.

E-1

Board Selection and Evaluation

1.
Establish the standards and process for the selection of individuals to serve on the Board.

2.
Identifying individuals qualified to serve as directors and by selecting, or recommending the Board select, the nominees for all directorships, whether such directorships are filled by the Board or the shareholders subject to any contractual or other commitments of the Company. The Committee shall consider all factors it deems relevant, including sound judgment, business specialization, technical skills, diversity and the extent to which the candidate would fill a present need on the Board of Directors.

The Committee should review each current member of the Board and determine, or recommend to the full Board, whether such director should stand for re-election.

3.
Conduct all necessary and appropriate background checks of potential candidates. In this regard, the Committee shall have authority to retain the necessary experts assist it in identifying and reviewing candidates to serve as directors. The Committee will receive its own funding from the Company to engage such advisors.

4.
Review the independence and possible conflicts of interest of members of the Board of Directors and executive officers.

5.
Oversee the evaluation of the Board of Directors and management.

Corporate Governance

6.
Review the certificate of incorporation and by-laws of the Company and recommend to the Board, if necessary, proposed amendments for consideration by the shareholders.

7.
Establish and recommend to the Board a set of corporate governance guidelines and principles.

Reports

8.
The Committee should report regularly to the Board following each meeting. The report to the Board may be an oral report and may be made at any meeting of the Board.

9.
Maintain minutes or other records of its meetings and activities of the Committee.

Other

10.
Review and recommend to the Board any changes to the compensation of directors.

11.
Review and recommend to the Board any changes to the Company's directors' and officers' indemnification and insurance policies and arrangements.

Periodic Self-Evaluation

        In addition, the Committee shall conduct periodic self-evaluations of the performance of the Committee, including the effectiveness and compliance with the Charter of the Committee. In addition, the Committee shall periodically review and reassess the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable.

E-2

DETACH HERE	ZTHRC2

P    R    O    X    Y

THERMADYNE HOLDINGS CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THERMADYNE HOLDINGS CORPORATION
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 3, 2004

        The undersigned, having received the notice and accompanying Proxy Statement for said meeting, hereby appoints Paul D. Melnuk, James H. Tate, or Patricia S. Williams, and each of them, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote at the Annual Meeting of Stockholders of Thermadyne Holdings Corporation (the "Company") to be held on May 3, 2004 (the "Annual Meeting"), or at any adjournment thereof, all shares of voting stock of the Company which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse of this card and in their discretion upon such other business as may properly come before the Annual Meeting or at any adjournment thereof.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

SEE REVERSE SIDE	CONTINUED AND TO BE COMPLETED, SIGNED AND DATED ON THE REVERSE SIDE	SEE REVERSE SIDE

THERMADYNE HOLDINGS
CORPORATION
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE	ZTHRC1
☒	Please mark votes as in this example.	1785

The Board of Directors recommends a vote "FOR" all director nominees and a vote "FOR" proposals 2, 3, 4 and 5.

1.	ELECTION OF DIRECTORS
Nominees: (01) Paul D. Melnuk, (02) Andrew L. Berger, (03) James B. Gamache, (04) Marnie S. Gordon, (05) John G. Johnson, Jr., (06) Bradley G. Pattelli
	FOR ALL NOMINEES (except as indicated in space below)	☐	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

(To withhold authority to vote for any individual nominee, print the nominee's name above.)
					FOR	AGAINST	ABSTAIN
2.	PROPOSAL TO ADOPT THE 2004 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.				☐	☐	☐
3.	PROPOSAL TO RATIFY THE ADOPTION OF THE 2004 STOCK INCENTIVE PLAN.				☐	☐	☐
4.	PROPOSAL TO RATIFY THE ADOPTION OF THE NON-EMPLOYEE DIRECTORS' DEFERRED STOCK COMPENSATION PLAN.				☐	☐	☐
5.	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP.				☐	☐	☐
6.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF.
	MARK HERE IF YOU PLAN TO ATTEND THE MEETING						☐
	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT						☐
PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE EVEN IF YOU PLAN TO ATTEND THE MEETING.
Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Signature:	Date:	Signature:	Date:

QuickLinks

PROXY STATEMENT FOR THE THERMADYNE HOLDINGS CORPORATION 2004 ANNUAL MEETING OF STOCKHOLDERS TABLE OF CONTENTS
INFORMATION ABOUT THE MEETING
DISCUSSION OF PROPOSALS
INFORMATION ABOUT EXECUTIVE OFFICERS
INFORMATION ABOUT CORPORATE GOVERNANCE
Equity Compensation Plan Information
INFORMATION ABOUT EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION EXERCISES AND YEAR-END VALUE OF UNEXERCISED OPTIONS
OPTION EXERCISES AND YEAR-END VALUE OF UNEXERCISED OPTIONS
OTHER MATTERS
APPENDIX A THERMADYNE HOLDINGS CORPORATION 2004 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
APPENDIX B
THERMADYNE HOLDINGS CORPORATION 2004 STOCK INCENTIVE PLAN
Index of Defined Terms
THERMADYNE HOLDINGS CORPORATION NON-EMPLOYEE DIRECTORS' DEFERRED STOCK COMPENSATION PLAN
APPENDIX D
THERMADYNE HOLDINGS CORPORATION AUDIT COMMITTEE CHARTER
APPENDIX E
THERMADYNE HOLDINGS CORPORATION NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS CHARTER
Board Selection and Evaluation
Corporate Governance
Reports
Other
Periodic Self-Evaluation